               STRUCTURAL AND COLLATERAL TERM SHEET July 25, 2006

                             FILED PURSUANT RULE 433
                           REGISTRATION NO. 333-131201


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any country-regionplaceU.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET -BACKED SECURITIES
The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS
The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

RFMSI SERIES 2006-SA2 TRUST
MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2006-SA2

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
Depositor

RESIDENTIAL FUNDING CORPORATION
Sponsor and Master Servicer

U.S. BANK NATIONAL ASSOCIATION
Trustee

GOLDMAN SACHS & CO.
Underwriter

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE BASE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE BASE PROSPECTUS AT NO CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-866-471-2526.

THIS TERM SHEET IS NOT REQUIRED TO, AND DOES NOT, CONTAIN ALL INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT FOR THE OFFERED CERTIFICATES. THE INFORMATION IN THIS TERM SHEET IS PRELIMINARY AND IS SUBJECT TO COMPLETION OR CHANGE.

THE INFORMATION IN THIS TERM SHEET, IF CONVEYED PRIOR TO THE TIME OF YOUR COMMITMENT TO PURCHASE ANY OF THE OFFERED CERTIFICATES, SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR SIMILAR TERM SHEET, THE TERM SHEET SUPPLEMENT AND ANY OTHER FREE WRITING PROSPECTUS RELATING TO THOSE OFFERED CERTIFICATES.

THIS TERM SHEET AND THE RELATED TERM SHEET SUPPLEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED.

AUGUST 21, 2006

  IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN ANY FINAL TERM SHEET FOR ANY CLASS OF OFFERED CERTIFICATES, THE TERM SHEET SUPPLEMENT AND THE RELATED BASE
               PROSPECTUS WITH RESPECT TO THE OFFERED CERTIFICATES

We provide information to you about the offered certificates in three or more separate documents that provide progressively more detail:

     - the related base prospectus, dated July 14, 2006, which provides general information, some of which may not apply to the offered certificates;

     - the term sheet supplement, dated July 25, 2006, which provides general information about series of certificates issued pursuant to the depositor's "Jumbo A" floating rate program, or the SA Program, some of which may not apply to the offered certificates; and

     - this term sheet, which describes terms applicable to the classes of offered certificates described herein, provides a description of certain collateral stipulations regarding the mortgage loans and the parties to the transaction, and provides other information related to the offered certificates.

This term sheet provides a very general overview of certain terms of the offered certificates and does not contain all of the information that you should consider in making your investment decision. To understand all of the terms of a class of the offered certificates, you should read carefully this document, the term sheet supplement, and the entire base prospectus.

The related base prospectus filed by the depositor has been filed in connection with prior series of certificates issued under the SA program, and may be found on, the SEC's website at http://www.sec.gov/Archives/edgar/data/774352/000095013606005751/file1.htm.

The registration statement to which this offering relates is Commission File Number 333-131201.

If the description of the offered certificates in this term sheet differs from the description of the offered certificates in the related base prospectus or the term sheet supplement, you should rely on the description in this term sheet. Defined terms used but not defined herein shall have the meaning ascribed thereto in the term sheet supplement and the related base prospectus.

The offered certificates herein are reflected in the table below.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY, AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED YOUR OFFER TO PURCHASE THE CERTIFICATES.

THE CERTIFICATES REFERRED TO IN THESE MATERIALS ARE BEING SOLD WHEN, AS AND IF ISSUED. THE ISSUING ENTITY IS NOT OBLIGATED TO ISSUE SUCH CERTIFICATES OR ANY SIMILAR SECURITY AND THE UNDERWRITER'S OBLIGATION TO DELIVER SUCH CERTIFICATES IS SUBJECT TO THE TERMS AND CONDITIONS OF THE UNDERWRITING AGREEMENT WITH THE ISSUING ENTITY AND THE AVAILABILITY OF SUCH CERTIFICATES WHEN, AS AND IF ISSUED BY THE ISSUING ENTITY. YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS AND THE CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR ANY REASON THE ISSUING ENTITY DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL NOTIFY YOU, AND NEITHER THE ISSUING ENTITY NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE COMMITTED TO PURCHASE, AND NONE OF THE ISSUING ENTITY NOR ANY UNDERWRITER WILL BE LIABLE FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH NON-DELIVERY.

NEITHER THE ISSUING ENTITY OF THE CERTIFICATES NOR ANY OF ITS AFFILIATES PREPARED, PROVIDED, APPROVED OR VERIFIED ANY STATISTICAL OR NUMERICAL INFORMATION PROVIDED HEREIN, ALTHOUGH THAT INFORMATION MAY BE BASED IN PART ON LOAN LEVEL DATA PROVIDED BY THE ISSUING ENTITY OR ITS AFFILIATES.


RISK FACTORS

The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand the prepayment, credit, liquidity and market risks associated with that class. The offered certificates are complex securities. You should possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this term sheet, the term sheet supplement and the related base prospectus for the offered certificates in the context of your financial situation and tolerance for risk. You should carefully consider, among other things, all of the applicable risk factors in connection with the purchase of any class of the offered certificates listed in the section entitled "Risk Factors" in the term sheet supplement.

               $775,868,000 (APPROXIMATE) OF OFFERED CERTIFICATES
                   RFMSI SERIES 2006-SA2 TRUST, ISSUING ENTITY
           RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., DEPOSITOR
            RFMSI MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-SA2



DESCRIPTION OF THE OFFERED CERTIFICATES:

------------ -------- ----------- ----------- ----------- ----------- --------- -------- ------------ ----------- -------
                                                                                          ESTIMATED
                      APPROXIMATE              EXPECTED               ESTIMATED   AVG.    PRINCIPAL    PRINCIPAL
                      CERTIFICATE   EXPECTED    CREDIT                AVG. LIFE  LIFE       PAYMENT     PAYMENT
                        BALANCE     RATINGS   ENHANCEMENT  INITIAL    (YRS) CPB  (YRS)    WINDOW CPB     WINDOW   PRICING
CERTIFICATES  GROUP     ($)(1)    (S&P/FITCH) PERCENTAGE  COUPON (2)     (3)     MAT(4)       (3)        MAT(4)    SPEED
------------ -------- ----------- ----------- ----------- ----------- --------- -------- ------------ ----------- -------
------------ -------- ----------- ----------- ----------- ----------- --------- -------- ------------ ----------- -------

------------ -------- ----------- ----------- ----------- ----------- --------- -------- ------------ ----------- -------
I-A          Group I   78,979,000   AAA/AAA      4.25%     5.45000%      1.77     3.34   09/06-04/09  09/06-05/36 25 CPB
------------ -------- ----------- ----------- ----------- ----------- --------- -------- ------------ ----------- -------
I-X          Group I   78,979,000   AAA/AAA       N/A     0.32181%(5)     N/A      N/A       N/A          N/A      N/A
------------ -------- ----------- ----------- ----------- ----------- --------- -------- ------------ ----------- -------
II-A-1       Group    437,023,000   AAA/AAA      8.50%     5.89123%      2.52     3.35   09/06-05/11  09/06-05/36 25 CPB
               II
------------ -------- ----------- ----------- ----------- ----------- --------- -------- ------------ ----------- -------
II-A-2       Group     20,299,000   AAA/AAA      4.25%     5.89123%      2.52     3.35   09/06-05/11  09/06-05/36 25 CPB
               II
------------ -------- ----------- ----------- ----------- ----------- --------- -------- ------------ ----------- -------
III-A-1      Group    111,449,000   AAA/AAA      7.50%     5.91780%      2.90     3.36   09/06-06/13  09/06-06/36 25 CPB
               III
------------ -------- ----------- ----------- ----------- ----------- --------- -------- ------------ ----------- -------
III-A-2      Group      3,916,000   AAA/AAA      4.25%     5.91780%      2.90     3.36   09/06-06/13  09/06-06/36 25 CPB
               III
------------ -------- ----------- ----------- ----------- ----------- --------- -------- ------------ ----------- -------
IV-A-1       Group    102,415,000   AAA/AAA      7.50%     5.89060%      3.18     3.37   09/06-06/16  09/06-06/36 25CPB
               IV
------------ -------- ----------- ----------- ----------- ----------- --------- -------- ------------ ----------- -------
IV-A-2       Group      3,599,000   AAA/AAA      4.25%     5.89060%      3.18     3.37   09/06-06/16  09/06-06/36 25 CPB
               IV
------------ -------- ----------- ----------- ----------- ----------- --------- -------- ------------ ----------- -------
M-1            All     17,805,000    NR/AA       2.00%     5.88274%      4.38     6.11   09/06-06/16  09/06-06/36 25 CPB
------------ -------- ----------- ----------- ----------- ----------- --------- -------- ------------ ----------- -------
M-2            All      5,935,000    NR/A       1.25%      5.88274%      4.38     6.11   09/06-06/16  09/06-06/36 25 CPB
------------ -------- ----------- ----------- ----------- ----------- --------- -------- ------------ ----------- -------
------------ -------- ----------- ----------- ----------- ----------- --------- -------- ------------ ----------- -------
M-3            All      3,560,000    NR/BBB      0.80%     5.88274%      4.38     6.11   09/06-06/16  09/06-06/36 25 CPB
------------ -------- ----------- ----------- ----------- ----------- --------- -------- ------------ ----------- -------


1. THE CERTIFICATE SIZES ARE APPROXIMATE, BASED ON PROJECTED AUGUST 1, 2006 BALANCES OF THE MORTGAGE LOANS, AND ARE SUBJECT TO A +/- 10% VARIANCE IN THE AGGREGATE. THE CLASS I-X CERTIFICATE BALANCE IS A NOTIONAL BALANCE EQUAL TO CLASS I-A CERTIFICATE BALANCE AND WILL RECEIVE NO PAYMENTS OF PRINCIPAL. SUBJECT TO CHANGE (+/- 0.50%)
2. FOR THE FIRST PAYMENTS UNTIL FEBRUARY 25, 2009, THE PASS THROUGH RATE FOR THE CLASS I-A CERTIFICATES WILL EQUAL THE LESSER OF I) 5.45% AND II) WEIGHTED AVERAGE OF THE NET MORTGAGE RATES OF THE GROUP I LOANS. AFTER THE FEBRUARY 25, 2009 PAYMENT, THE PASS THROUGH RATE FOR THE CLASS I-A WILL EQUAL THE WEIGHTED AVERAGE OF THE NET MORTGAGE RATES OF THE GROUP I LOANS. THE PASS THROUGH RATE FOR THE CLASS II-A-1, CLASS II-A-2, CLASS III-A-1 AND CLASS III-A-2, CLASS IV-A-1 AND CLASS IV-A-2 CERTIFICATES WILL EQUAL THE WEIGHTED AVERAGE OF THE NET MORTGAGE RATES OF THE RESPECTIVE GROUP OF MORTGAGE LOANS. THE PASS-THROUGH RATE FOR THE CLASS M-1, CLASS M-2 AND CLASS M-3 CERTIFICATES WILL EQUAL THE WEIGHTED AVERAGE OF THE NET MORTGAGE RATES OF THE GROUP I, GROUP II, GROUP III AND GROUP IV MORTGAGE LOANS, WEIGHTED ON THE BASIS OF THE RESPECTIVE GROUP SUBORDINATE AMOUNTS. THE PASS-THROUGH RATE FOR THE CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES WILL EQUAL THE WEIGHTED AVERAGE OF THE NET MORTGAGE RATES OF THE GROUP I, GROUP II, GROUP III AND GROUP IV MORTGAGE LOANS, WEIGHTED ON THE BASIS OF THE RESPECTIVE GROUP SUBORDINATE AMOUNTS.
3. AVERAGE LIFE AND PAYMENT WINDOWS ARE CALCULATED BASED UPON A PREPAYMENT SPEED OF 25 CPR TO THE RESET DATE (CPB). CPB IMPLIES THAT PREPAYMENT IN FULL IS INDIVIDUALLY APPLIED TO EACH HYPOTHETICAL MORTGAGE LOAN AT ITS NEXT RESET DATE.
4. AVERAGE LIFE AND PAYMENT WINDOWS ARE CALCULATED BASED UPON A PREPAYMENT SPEED OF 25 CPR TO THE MATURITY DATE.
5. THE PASS THROUGH RATE FOR THE CLASS I-X CERTIFICATES WILL EQUAL THE EXCESS OF THE WEIGHTED AVERAGE OF THE NET MORTGAGE RATES OF THE GROUP I LOANS OVER 5.45% UNTIL THE FEBRUARY 25, 2009 PAYMENT. THEREAFTER THE PASS THROUGH RATE WILL BE 0%.
6.  FINAL MATURITY DATE OF AUGUST 25, 2036.

THE INFORMATION SET FORTH BELOW, ENTITLED "PRELIMINARY COLLATERAL DESCRIPTION", WAS DERIVED FROM A POOL OF MORTGAGE LOANS USING THE DATA AS OF SCHEDULED PAYMENTS DUE AUGUST 1, 2006. THE CHARACTERISTICS OF THE FINAL MORTGAGE LOAN POOL MAY DIFFER FROM THE CHARACTERISTICS OF THE POOL OF MORTGAGE LOANS SET FORTH BELOW, HOWEVER ANY SUCH DIFFERENCE IS NOT EXPECTED TO BE MORE THAN +/- 5% OF THE AGGREGATE POOL BALANCE. ALTHOUGH THE CHARACTERISTICS OF THE FINAL MORTGAGE LOAN POOL ARE EXPECTED TO BE SIMILAR TO THE CHARACTERISTICS OF THE POOL CONTAINED IN THIS FREE WRITING PROSPECTUS, THEY MAY NOT CONFORM IN ALL MATERIAL RESPECTS. PRELIMINARY COLLATERAL DESCRIPTION(1)(2)(3)(4)

---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
GROUP                                    LOAN GROUP I   LOAN GROUP II   LOAN GROUP III   LOAN GROUP IV       TOTAL
                                          3YR HYBRIDS    5YR HYBRIDS     7YR HYBRIDS     10YR HYBRIDS
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
AGGREGATE PRINCIPAL BALANCE               $82,484,926    $477,621,650    $120,485,174    $110,719,845     $791,311,594
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
AVERAGE LOAN BALANCE                       $373,235        $427,976        $433,400        $553,599         $435,984
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
NUMBER OF LOANS                               221            1116            278              200            1,815
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
WEIGHTED AVERAGE MONTHS TO ROLL               30              56              80              115              65
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
WEIGHTED AVERAGE AGE (MONTHS)                  6              4               4                5               4
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
WEIGHTED AVERAGE TERM TO MATURITY             354            356             356              355             356
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
GROSS WAC                                    6.08%          6.19%           6.22%            6.19%           6.18%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
WEIGHTED AVERAGE EXPENSE RATE                0.30%          0.30%           0.30%            0.30%           0.30%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
NET WAC                                      5.77%          5.89%           5.92%            5.89%           5.88%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
INITIAL CAP                                  2.34%          5.01%           5.04%            5.10%           4.75%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
PERIODIC CAP                                 1.86%          1.86%           1.89%            1.95%           1.88%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
LIFETIME CAP                                 6.00%          5.03%           5.05%            5.08%           5.14%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
MINIMUM COUPON                               4.63%          4.25%           5.13%            5.00%           4.25%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
MAXIMUM COUPON                               7.38%          7.75%           7.25%            7.50%           7.75%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
MAXIMUM INTEREST RATE                       12.07%          11.22%          11.26%          11.25%           11.32%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
GROSS MARGIN                                 2.34%          2.41%           2.45%            2.55%           2.43%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
NET MARGIN                                   2.04%          2.10%           2.15%            2.25%           2.13%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
SIX-MONTH LIBOR INDEXED PERCENT             19.74%          15.59%          12.34%          15.02%           15.45%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
ONE-YEAR LIBOR INDEXED PERCENT              78.97%          83.43%          87.66%          84.59%           83.77%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
ONE-YEAR CMT INDEXED PERCENT                 1.29%          0.97%           0.00%            0.39%           0.77%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
 WEIGHTED AVERAGE FICO                        728            735             736              746             736
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
INTEREST ONLY PERCENT                       84.41%          88.06%          90.33%          90.55%           88.37%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
CASH OUT REFINANCE PERCENT                  27.36%          28.14%          25.85%          36.72%           28.91%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
PLACESTATECALIFORNIA PERCENT                26.76%          43.54%          39.93%          45.57%           41.52%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
PRIMARY RESIDENCE PERCENT                   93.38%          95.36%          96.36%          93.74%           95.08%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
SINGLE FAMILY AND PUD PERCENT               91.43%          88.43%          86.15%          88.97%           88.47%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
SINGLE LARGEST ZIP CODE PERCENT              2.79%          0.73%           1.58%            1.82%           0.78%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
LARGEST INDIVIDUAL LOAN BALANCE           $1,996,977      $1,500,000      $1,609,000      $1,462,500       $1,996,977
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
ORIGINAL LOAN-TO-VALUE RATIO                70.59%          72.68%          71.93%          69.05%           71.84%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
COMBINED LOAN-TO-VALUE RATIO                76.16%          77.67%          75.92%          70.09%           76.18%
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------
MAXIMUM MATURITY DATE                      7/1/2036        7/1/2036        7/1/2036        7/1/2036         7/1/2036
---------------------------------------- -------------- --------------- --------------- ---------------- ---------------

(1) Using the data as of August 1, 2006, subject to a +/- 5% variance in the aggregate.
(2) Numbers may not add up to 100% due to rounding.
(3) For more information regarding the mortgage loans in each of the loan groups, see Part II of this free writing prospectus.
(4) None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

TIME TABLE

Statistical Cut-Off Date:     August 1, 2006
Settlement Date:              On or about August 24, 2006
Distribution Date:            25th of each month or the next business day
First Distribution Date:      September 25, 2006

FEATURES OF THE TRANSACTION

|X| Offering consists of certificates totaling approximately $775,868,000 rated by S&P and Fitch.
|X| The expected amount of credit support for the Class II-A-1 Certificate will be approximately 8.50%. The expected amount of credit support for the Class III-A-1 and Class IV-A-1 Certificates will be approximately 7.50% for each class and the expected amount of credit support for the Class I-A, Class II-A-2, Class III-A-2 and Class IV-A-2 Certificates will be approximately 4.25% for each class. The expected amount of credit support for the Class M-1 Certificates will be approximately 2.00%. The expected amount of credit support for the Class M-2 Certificates will be approximately 1.25%. The expected amount of credit support for the Class M-3 Certificates will be approximately 0.80%.
|X| The collateral consists of 3-Year, 5-Year, 7-Year and 10-Year hybrid adjustable rate mortgage loans set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Residential Funding Corporation.
|X| This is a Crossed Transaction as described in the term sheet supplement and is not an Excess Transaction as described in the term sheet supplement.

  STRUCTURE OF THE CERTIFICATES

 Distributions on the senior certificates will generally be based on payments received or advanced on the mortgage loans in the related loan group. Distributions on the subordinate certificates will be based on payments received or advanced on the mortgage loans in all four loan groups. The subordinate certificates will be entitled to principal prepayments subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class M-1, Class M-2, and Class M-3 Certificates (the "Class M Certificates") and the Class B1, Class B2, and Class B3 Certificates (the "Class B Certificates", which are not offered hereby, and together with the Class M Certificates, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest with respect to the Senior Certificates and, therefore, provide credit protection to the Class I-A and Class I-X Certificates (the "Group I Senior Certificates"), the Class II-A-1 and Class II-A-2 Certificates (the "Group II Senior Certificates") and the Class III-A-1 and Class III-A-2 Certificates (the "Group III Senior Certificates") and the Class IV-A-1 and Class IV-A-2 Certificates (the "Group IV Senior Certificates"). The Group I, Group II, Group III, Group IV Senior Certificates will be called the "Senior Certificates" and together with the Class M Certificates, the "Offered Certificates". Furthermore, the Class II-A-1, Class III-A-1 and Class IV-A-1 Certificates will be referred to herein as "Super Senior Certificates". The Class II-A-1, Class III-A-1, and Class IV-A-1 Certificates will be entitled to additional credit support from the Class II-A-2, Class III-A-2 and Class IV-A-2 Certificates, respectively. The Class II-A-2, Class III-A-2 and Class IV-A-2 Certificates will be a "Senior Support Certificates". Principal losses on the related loans that would otherwise be allocated to the Super Senior Certificates will instead be allocated to the related Senior Support Certificates until the certificate balance of the related class of Senior Support Certificates is reduced to zero.

 If on any distribution date there is a shortfall in the funds needed to make all payments to certificateholders, the Senior Certificates will receive distributions of interest and principal before the Subordinate Certificates are entitled to receive distributions of interest or principal, and the Subordinate Certificates will receive distributions in order of their numerical class designations. (Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3)

SHIFTING INTEREST ON THE OFFERED CERTIFICATES

Unless the aggregate class principal balance of the Subordinate Certificates has reached a certain level relative to the Senior Certificates subject to certain loss and delinquency criteria, the Senior Certificates (other than Class I-X Certificates) will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans in the related collateral group until the 7th anniversary of the closing date (i.e., the distribution date in August 2013). Thereafter, the Senior Certificates (other than Class I-X Certificates) will generally receive their pro-rata share of scheduled principal payments and a disproportionately large, but decreasing share of principal prepayments on the mortgage loans in the related collateral groups subject to certain loss and delinquency criteria. This will result in a faster rate of return of principal to the Senior Certificates (other than Class I-X Certificates) than would occur if these Senior Certificates and the Subordinate Certificates received all such payments pro rata, and increases the likelihood that holders of these Senior Certificates will be paid the full amount of principal to which they are entitled. The prepayment percentages of the pro rata shares on the Subordinate Certificates are as follows:



------------------------------------------------ -------------------------------

              DISTRIBUTION DATE                          PERCENTAGE
------------------------------------------------ -------------------------------
         September 2006 - August 2013                         0%
         September 2013 - August 2014                        30%
         September 2014 - August 2015                        40%
         September 2015 - August 2016                        60%
         September 2016 - August 2017                        80%
           September 2017 and after                         100%
------------------------------------------------ -------------------------------

If before the Distribution Date in September 2009 the credit support to the Senior Certificates is greater than or equal to two times the original credit support percentage for the Senior Certificates, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments subject to certain loss and delinquency criteria. If on or after the Distribution Date in September 2009, the credit support for the Senior Certificates is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayments, subject to certain loss and delinquency criteria.

PRIORITY OF DISTRIBUTIONS FOR THE CERTIFICATES

1. Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Certificates for each respective group.
2. Payment of principal to the holders of the related Senior Certificates (other than Class I-X Certificates) in an amount equal to the related group's senior principal distribution amount. For the Group II Senior Certificates, payment of principal will be made pro rata between the Class II-A-1 and Class II-A-2 Certificates. For the Group III Senior Certificates, payment of principal will be made pro rata between the Class III-A-1 and Class III-A-2 Certificates. For the Group IV Senior Certificates, payment of principal will be made up pro rata between the Class IV-A-1 and Class IV-A-2 Certificates.
3. Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class M-1 Certificates.

For a further description, see "Description of the Certificates--Glossary of Terms," "--Interest Distributions," "--Principal Distributions on the Senior Certificates," and "--Principal Distributions on the Class M Certificates" in the term sheet supplement.

ALLOCATION OF REALIZED LOSSES

Losses on the mortgage loans realized during any calendar month will be allocated on each Distribution Date to reduce the Certificate Principal Balances of the Subordinate Certificates in reverse numerical order (Class B-3, Class B-2, Class B-1, Class M-3, Class M-2, Class M-1), in each case until the Certificate Principal Balance of each such class has been reduced to zero. If the Certificate Principal Balances of all of the Subordinate Certificates have been reduced to zero, further realized losses on the mortgage loans would be allocated pro rata to the Senior Certificates (other than Class I-X Certificates) related to the loan group in which such realized losses occurred based on their outstanding Certificate Principal Balances, in each case until the Certificate Principal Balance of such class of certificates has been reduced to zero. However, principal losses on the underlying loans that would otherwise be allocated to the Super Senior Certificates related to any loan group will instead be allocated to the related class of Senior Support Certificates until the certificate principal balance is reduced to zero. Principal losses that would otherwise be allocated on the Class II-A-1 Certificates will first be allocated to the Class II-A-2 Certificate until reduced to zero. Principal losses that would otherwise be allocated on the Class III-A-1 Certificates will first be allocated to the Class III-A-2 Certificate until reduced to zero. Principal losses that would otherwise be allocated on the Class IV-A-1 Certificates will first be allocated to the Class IV-A-2 Certificate until reduced to zero.


See "Description of the Certificates--Allocation of Losses; Subordination" in the term sheet supplement.

KEY TERMS

ISSUER:                      RFMSI Series 2006-SA2 Trust
SPONSOR:                     Residential Funding Corporation
DEPOSITOR:                   Residential Funding Mortgage Securities I, Inc.
ORIGINATORS:                 Originators that originated 10% or more of the mortgage loans by aggregate principal balance, as of the Cut-off Date (after deducting payments of principal due during the month of the Cut-off
                             Date), include HomeComings Financial Network, Inc, a wholly owned subsidiary of Residential
                             Funding Corporation, which originated approximately 32.64% of the mortgage loans, and GMAC
                             Mortgage Corporation, an affiliate of Residential Funding Corporation which originated 33.40% of the mortgage loans.
MASTER SERVICER:             Residential Funding Corporation
SIGNIFICANT                  SERVICERS No servicer, other than as described in the next sentence, subservices 10% or more of the mortgage loans by aggregate principal balance, as of the Cut-off Date (after deducting payments of principal due during the month of the Cut-off Date). HomeComings Financial Network,
                             Inc., a wholly-owned subsidiary of Residential Funding, is expected to subservice approximately
                             58.48% of the mortgage loans. GMAC Mortgage Corporation is expected to subservice approximately
                             33.61% of the mortgage loans.
SELLER:                      Goldman Sachs Mortgage Company ("GSMC"). GSMC initially purchased all of the mortgage loans from
                             Residential Funding Corporation in various whole loan sale transactions. On the Settlement Date,
                             GSMC will sell the mortgage loans to the depositor.

REPRESENTATIONS AND          Residential Funding Corporation and the seller will make certain limited representations and
WARRANTIES:                  warranties regarding the mortgage loans. Specifically, Residential Funding Corporation will make these limited representations and warranties regarding the mortgage loans as of the date such mortgage loans were sold to the seller and the seller will make these limited representations and warranties regarding the mortgage loans as of the settlement date of issuance of the certificates. Residential Funding and the seller will be required to repurchase any mortgage loan as to which a breach of its representations and warranties with respect to that mortgage loan occurs, if such breach materially and adversely affects the interests of the certificateholders in any of those mortgage loans.
TRUSTEE:                     U.S. Bank National Association
RATING AGENCIES:             Fitch and S&P on the Senior Certificates and Fitch on Class M and Class B Certificates.
TYPE OF ISSUANCE:            Public for all the Offered Certificates.
SERVICER ADVANCING:          To the extent requested by the rating agencies, the servicers are obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

                             See "Description of the Certificates--Advances" in the term sheet supplement.
COMPENSATING INTEREST:       To the extent that funds are available from the servicing fee, the Servicer will pay compensating interest equal to the aggregate of the prepayment interest shortfalls on the
                             Mortgage Loans for the related Distribution Date resulting from certain principal prepayments on the Mortgage Loans during the related prepayment period.
INTEREST ACCRUAL:            The interest accrual period for the Certificates is calculated on a 30/360 basis and is the calendar month preceding the month of each Distribution Date.





MORTGAGE LOAN INDEX:         The Six Month-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for Six-Month U.S. dollar-denominated deposits as published in The Wall Street
                             Journal. The One Year-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Year U.S. dollar-denominated deposits as published in The Wall
                             Street Journal. The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable interest rate reset date, as published in Federal Reserve
                             Statistical Release H. 15(519), as applicable, and annually thereafter.

GROUP I                      The Group I Mortgage Loans consist of approximately 79% One-Year LIBOR, 1% One-Year CMT and 20%
MORTGAGE LOANS:              Six-Month Libor Indexed 3-Year Hybrid ARMS secured by one- to four-family residential properties. Approximately 84% of the Group I Mortgage Loans require only the payment of interest for a certain period of time after the origination date. The mortgage interest rates adjust annually or semi-annually following the initial 3 year fixed rate period. The mortgage interest rates will be indexed to One-Year LIBOR, One-Year CMT, and Six- Month LIBOR and will adjust to that index plus the Gross Margin. The Group I Mortgage Loans have a weighted average Periodic
                             Interest Rate Cap of 2.34% for the first adjustment date and 1.86% for every adjustment date thereafter. The mortgage interest rates are subject to a weighed average lifetime maximum mortgage interest rate of 6.00% over the initial mortgage interest rate.

GROUP II                     The Group II Mortgage Loans consist of approximately 83% One-Year LIBOR Indexed, 16% Six-Month
MORTGAGE LOANS:              LIBOR, and 1% One-Year CMT Indexed 5-Year Hybrid ARMS secured by one- to four-family residential properties. Approximately 88% of the Group II Mortgage Loans require only the payment of interest for a certain period of time after the origination date. The mortgage interest rates adjust annually or semi-annually following the initial 5 year fixed rate period. The mortgage interest rates will be indexed to One-Year LIBOR, Six-Month LIBOR, and One-Year CMT and will adjust to that index plus the Gross Margin. The Group II Mortgage Loans have a weighted average
                             Periodic Interest Rate Cap of 5.01% for the first adjustment date and 1.86% for every adjustment date thereafter. The mortgage interest rates are subject to a weighed average lifetime maximum mortgage interest rate of 5.03% over the initial mortgage interest rate.

GROUP III                    The Group III Mortgage  Loans consist of 88% One-Year  LIBOR and 12%  Six-Month  LIBOR Indexed
MORTGAGE LOANS:              7-Year Hybrid ARMS secured by one- to four-family  residential  properties.  Approximately 90%
                             of the Group III Mortgage  Loans require only the payment of interest for a certain  period of
                             time  after  the   origination   date.  The  mortgage   interest  rates  adjust   annually  or
                             semi-annually  following  the initial 7 year fixed rate period.  The mortgage  interest  rates will be indexed to One-Year  LIBOR and Six-Month  LIBOR and will adjust to that index plus the
                             Gross Margin.  The Group III Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.04% for the first  adjustment date and 1.89% for every  adjustment date  thereafter.  The mortgage  interest rates are subject to a weighed average lifetime  maximum mortgage  interest rate of 5.05% over the initial mortgage interest rate.
GROUP IV                     The Group IV Mortgage Loans consist of 85% One-Year LIBOR, less than 1% One-Year CMT, 15%
MORTGAGE LOANS:              Six-Month LIBOR Indexed 10-Year Hybrid ARMS secured by one- to four-family residential properties. Approximately 91% of the Group III Mortgage Loans require only the payment of interest for a certain period of time after the origination date. The mortgage interest rates adjust annually or semi-annually following the initial 10 year fixed rate period. The mortgage interest rates will be indexed to One-Year LIBOR, One-Year CMT, and Six-Month LIBOR and will adjust to that index plus the Gross Margin. The Group IV Mortgage Loans have a weighted average
                             Periodic Interest Rate Cap of 5.10% for the first adjustment date and 1.95% for every adjustment date thereafter. The mortgage interest rates are subject to a weighed average lifetime maximum mortgage interest rate of 5.10% over the initial mortgage interest rate.
EXPENSE FEE RATE:            The "Expense Fee Rate" is comprised of the primary servicing fee, master servicing fee and primary mortgage insurance fee and will be equal to a per annum rate of 0.30%.
EXPECTED SUBORDINATION       8.50% for the Class II-A-1. 7.50% for the Class III-A-1, Class IV-A-1 Certificates and 4.25% for
                             the Class I-A, Class 1-X, Class II-A-2, Class III-A-2, Class IV-A-2 Certificates. 2.00% for
                             Class M-1 Certificates, 1.25% for Class M-2 Certificates, 0.80% for Class M-3 Certificates.
OTHER CERTIFICATES:          The following Classes of "Other Certificates" (the Class B Certificates) will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby:

---------------- ------------------------------- -----------------------
                  Approximate Certificatertific
                           Balance ($)            ate(Initial Coupon(2)
---------------- ------------------------------- -----------------------
---------------- ------------------------------- -----------------------
      B-1                   2,374,000                     5.88274%
      B-2                   1,979,000                     5.88274%
      B-3                   1,978,444                     5.88274%
---------------- -------------------------------- ----------------------


1. The Certificate Sizes are approximate, based on August 1, 2006 balances of the Mortgage Loans, and are subject to a +/- 5% variance in the aggregate.
2. For the Class B-1, B-2, and B-3 subordinate certificates the Pass-Through Rate will equal the weighted average of the net mortgage rates of the Group I, Group II, Group III and Group IV Mortgage Loans, weighted on the basis of the Group Subordinate Amount.

CLEAN UP CALL:               10% of the Cut-off Date principal balance of the
                             Mortgage Loans.

                             See "Pooling and Servicing Agreement--Termination"
                             in the term sheet supplement and "The Pooling and
                             Servicing Agreement--Termination; Retirement of
                             Certificates" in the related base prospectus.
TAX TREATMENT:               It is anticipated that the Offered Certificates
                             will be treated as REMIC regular interests for tax purposes.

                             For further information regarding the federal
                             income tax consequences of investing in the offered
                             certificates, including important information
                             regarding the tax treatment of the Class R
                             Certificates, see "Material Federal Income Tax
                             Consequences" in the term sheet supplement and in
                             the related base prospectus.
ERISA ELIGIBILITY:           The Offered Certificates are expected to be ERISA
                             eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

                             See "ERISA Considerations" in the term sheet supplement and in the related base prospectus.

SMMEA ELIGIBILITY:           The Senior Certificates and the Class M-1
                             Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

                             See "Legal Investment" in the term sheet supplement and "Legal Investment Matters" in the related base prospectus.

MINIMUM DENOMINATION:        $25,000 for the Senior Certificates (except for the
                             Class I-X with a minimum denomination of $2,000,000) and Class M-1 Certificates and $250,000 for the Class M-2 and Class M-3 Certificates.

DELIVERY:                    Senior Certificates and the Class M
                             Certificates - DTC

Goldman, Sachs & Co.
RFMSI 2006-SA2
Cut-Off Balances
All records

Selection Criteria: All records
Table of Contents

1. Summary
2. Loan Type
3. Current Rate
4. Net Rate
5. Conforming
6. Principal Balance
7. Number of Units
8. Original Term
9. RemTerm
10. Age
11. States
12. City
13. Original LTV
14. Combined LTV
15. FICO
16. PMI
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Index
22. Margins
23. Periodic Rate Caps
24. Max Rate
25. Months to Roll
26. Prepayment Penalty Terms
27. Interest Only
28. Interest Only Term
29. Silent Seconds
30. Servicer
31. DTI

1. Summary

As of Date: 2006-08-01
Loan Count: 1,815
Current Balance: 791,311,594
Average Current Balance: 435,984
Gross Weighted Average Coupon: 6.184
Net Weighted Average Coupon: 5.883
Weighted Average Gross Margin: 2.427
Weighted Average Net Margin: 2.125
Weighted Average FICO: 736.163
Weighted Average Original LTV Ratio: 71.837
Weighted Average Combined Original LTV Ratio: 76.183
Weighted Average Debt to Income Ratio: 37.588
Percent of Current Balance in California: 41.522%
Weighted Average Loan Age: 4
Percent of Current Balance with Silent Seconds: 31.050%
Weighted Average Original Term: 360
Weighted Average Maturity: 356
Weighted Average Initial Cap: 4.750
Weighted Average Periodic Cap: 1.881
Weighted Average Life Cap: 5.141
Weighted Average Maximum Rate: 11.321
Weighted Average Months To Roll: 65
Maximum Percent of Current Balance in one Zip Code: 0.781%

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

2. Loan Type

Loan Type                  Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
3 YR ARM                     221  82,484,926   10.4    6.075    5.772   728   71 84.4     65   93.4     79    19.7    1.3    30   6
5 YR ARM                   1,116 477,621,650   60.4    6.193    5.891   735   73 88.1   61.2   95.4   83.4    15.6      1    56   4
7 YR ARM                     278 120,485,174   15.2    6.218    5.918   736   72 90.3   69.2   96.4   87.7    12.3      0    80   4
10 YR ARM                    200 110,719,845     14    6.191    5.891   746   69 90.5   73.5   93.7   84.6      15    0.4   115   5
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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3. Current Rate

Current Rate               Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.250                  1     487,638    0.1     4.25     3.95   809   82    0    100    100    100       0      0    48  12
4.251 - 4.500                  1     535,000    0.1      4.5      4.2   797   43  100    100    100      0     100      0    44  16
4.501 - 4.750                  4   1,905,667    0.2     4.69     4.39   735   67   76    100    100   76.9    23.1      0    33   9
4.751 - 5.000                 16   7,876,372      1    4.934    4.634   740   73 45.9    100   84.1   92.5     7.5      0    47   8
5.001 - 5.250                 28  14,385,858    1.8    5.227    4.927   760   70 88.7   83.4    100   81.4      11    7.6    54   8
5.251 - 5.500                103  47,608,703      6    5.454    5.154   742   71 85.1   81.3   98.1   81.9    16.6    1.6    60   6
5.501 - 5.750                147  76,200,800    9.6    5.707    5.407   746   70 83.1   74.2   95.1   84.4    14.8    0.8    67   5
5.751 - 6.000                299 139,770,021   17.7    5.934    5.633   741   70 83.3   66.5   95.8   83.1    16.4    0.5    63   5
6.001 - 6.250                399 188,776,708   23.9    6.191    5.891   740   72 93.5   64.6     97   78.2    21.5    0.3    68   4
6.251 - 6.500                393 169,130,600   21.4    6.436    6.135   736   73 92.7   59.1     95   84.9      14    1.1    67   4
6.501 - 6.750                237  82,935,402   10.5    6.686    6.382   720   74 86.7   56.6   94.6   91.3     8.4    0.4    64   4
6.751 - 7.000                137  46,790,565    5.9    6.905    6.595   713   74 89.9     51   88.7   88.2    11.8      0    65   3
7.001 - 7.250                 47  12,935,839    1.6    7.157    6.857   711   79 89.6     47   73.8     96     2.1    1.9    62   3
7.251 - 7.500                  2   1,544,419    0.2    7.419    7.119   710   74  100   64.6    100    100       0      0    63   3
7.501 - 7.750                  1     428,000    0.1     7.75     7.45   699   80  100      0    100    100       0      0    54   6
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

min: 4.250
max: 7.750
wa: 6.184

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4. Net Rate

Net Rate                   Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
3.751 - 4.000                  1     487,638    0.1     4.25     3.95   809   82    0    100    100    100       0      0    48  12
4.001 - 4.250                  1     535,000    0.1      4.5      4.2   797   43  100    100    100      0     100      0    44  16
4.251 - 4.500                  4   1,905,667    0.2     4.69     4.39   735   67   76    100    100   76.9    23.1      0    33   9
4.501 - 4.750                 16   7,876,372      1    4.934    4.634   740   73 45.9    100   84.1   92.5     7.5      0    47   8
4.751 - 5.000                 28  14,385,858    1.8    5.227    4.927   760   70 88.7   83.4    100   81.4      11    7.6    54   8
5.001 - 5.250                103  47,608,703      6    5.454    5.154   742   71 85.1   81.3   98.1   81.9    16.6    1.6    60   6
5.251 - 5.500                147  76,200,800    9.6    5.707    5.407   746   70 83.1   74.2   95.1   84.4    14.8    0.8    67   5
5.501 - 5.750                299 139,770,021   17.7    5.934    5.633   741   70 83.3   66.5   95.8   83.1    16.4    0.5    63   5
5.751 - 6.000                404 190,830,555   24.1    6.195    5.891   740   72 93.5   64.2   96.9     78    21.7    0.3    68   4
6.001 - 6.250                391 168,355,192   21.3    6.437    6.137   736   73 92.4   59.5     95   84.8      14    1.2    68   4
6.251 - 6.500                236  82,715,684   10.5    6.688    6.386   720   74 87.3   56.9     95   91.7     7.9    0.4    64   4
6.501 - 6.750                135  45,731,845    5.8    6.906    6.603   713   74 89.6   49.9   88.4   88.8    11.2      0    65   3
6.751 - 7.000                 47  12,935,839    1.6    7.157    6.857   711   79 89.6     47   73.8     96     2.1    1.9    62   3
7.001 - 7.250                  2   1,544,419    0.2    7.419    7.119   710   74  100   64.6    100    100       0      0    63   3
7.251 - 7.500                  1     428,000    0.1     7.75     7.45   699   80  100      0    100    100       0      0    54   6
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

min: 3.950
max: 7.450
wa: 5.883

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

5. Conforming

Conforming                 Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
CONFORMING                   809 199,749,165   25.2    6.336    6.034   726   75 87.1   62.8     95     80    18.5    1.5    60   4
NON CONFORMING             1,006 591,562,430   74.8    6.133    5.832   740   71 88.8   65.1   95.1     85    14.4    0.5    67   5
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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6. Principal Balance

Principal Balance          Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
50,001 - 100,000              29   2,554,090    0.3     6.59     6.29   715   76 76.3   63.8   93.4   93.1     6.9      0    56   5
100,001 - 150,000            115  14,901,240    1.9    6.415    6.115   722   77 81.2   77.3   91.2   91.5     8.5      0    54   4
150,001 - 200,000            166  29,228,301    3.7    6.348    6.048   724   74 84.6   67.2   89.6   82.2    17.1    0.7    58   4
200,001 - 250,000            129  29,217,083    3.7    6.382    6.081   719   76 81.2     62   93.2   88.9     7.1      4    57   4
250,001 - 275,000             67  17,564,521    2.2    6.314    6.014   726   75 91.3   68.7   95.3   77.6      21    1.4    58   4
275,001 - 350,000            169  52,289,246    6.6    6.318    6.018   725   75 90.1   63.9   99.4   73.7    24.4    1.9    62   4
350,001 - 400,000             84  31,615,620      4    6.284    5.977   732   72 90.6   59.3   95.2   71.4    28.6      0    63   5
400,001 - 450,000            198  85,111,717   10.8    6.253    5.949   734   73 87.4   55.1   96.5   83.3    15.7      1    64   4
450,001 - 500,000            257 123,157,425   15.6     6.15    5.848   739   72 84.6   60.2   95.7   89.3    10.3    0.4    63   5
500,001 - 550,000            132  69,399,174    8.8    6.076    5.775   737   75 89.5   75.6   94.7     81    18.2    0.8    68   4
550,001 - 600,000            136  78,431,881    9.9    6.176    5.873   749   73 91.2   68.3   91.8     86    13.3    0.7    66   4
600,001 - 750,000            195 128,636,675   16.3     6.12    5.818   742   71 90.6   61.3   96.9   88.8    11.2      0    70   5
750,001 - 850,000             55  43,739,864    5.5    6.064    5.764   734   68 90.7   58.1   98.1   85.2    14.8      0    61   5
850,001 - 950,000             24  21,555,331    2.7    6.075    5.775   738   70 87.3   70.9   95.7   79.3    20.7      0    71   5
950,001 - 1,000,000           46  45,499,635    5.7    6.119    5.819   742   63 89.2   74.1   93.5   84.7    15.3      0    78   4
1,000,001 - 1,250,000          6   6,964,328    0.9    5.429    5.129   735   62 83.1    100   82.1   84.3       0   15.7    61  10
1,250,001 - 1,500,000          4   5,921,987    0.7    6.593    6.293   740   60  100   74.7   75.3   49.3    50.7      0    72   3
1,500,001 - 1,750,000          1   1,609,000    0.2    6.875    6.575   637   60  100    100    100    100       0      0    81   3
1,750,001 - 2,000,000          2   3,914,477    0.5    6.125    5.825   724   57  100     49    100      0     100      0    29   7
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

min: 75,405
max: 1,996,977
avg: 435,984

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7. Number of Units

Number of Units            Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
1                          1,781 777,714,842   98.3    6.178    5.876   736   72 88.6   64.9     95   83.8    15.4    0.8    65   4
2                             32  12,650,548    1.6    6.583    6.283   732   76 77.9   39.4    100   81.2    18.8      0    61   4
3                              1     569,999    0.1    6.125    5.825   785   44  100    100    100    100       0      0    58   2
4                              1     376,205      0    6.375    6.075   744   58    0      0    100      0     100      0   113   7
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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

8. Original Term

Original Term              Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
360                        1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

min: 360
max: 360
wa: 360

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9. RemTerm

RemTerm                    Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
337                            2     305,202      0      5.5      5.2   710   84  100    100    100     36      64      0    28  23
340                            1   1,174,334    0.1    5.875    5.575   724   44    0    100    100    100       0      0   100  20
341                            1     166,946      0        5      4.7   709   59    0    100    100    100       0      0    41  19
342                            1     587,951    0.1    5.125    4.825   764   78    0    100    100    100       0      0   102  18
343                            2     972,911    0.1    5.329    5.029   753   72  100    100    100    100       0      0    49  17
344                            6   2,197,885    0.3    5.085    4.785   761   68 87.9   87.9    100   75.7    24.3      0    27  16
345                            3     790,239    0.1    5.554    5.254   765   63 68.3   68.3    100   68.3    31.7      0    29  15
346                            2   1,480,000    0.2    4.933    4.633   667   72  100    100   15.5    100       0      0    22  14
347                           10   3,097,806    0.4    5.285    4.985   720   61  100   91.2   97.4   83.2    16.8      0    47  13
348                            8   3,921,155    0.5    5.493    5.193   743   75   62    100    100   96.1     3.9      0    88  12
349                            3   1,948,308    0.2    5.421    5.121   744   56 76.6   76.6    100     85      15      0    29  11
350                           11   4,569,487    0.6    5.457    5.157   768   74 72.7   74.5   82.7   80.1    15.5    4.3    63  10
351                           37  17,306,149    2.2    5.642    5.338   752   70 76.1   61.5   98.9   79.7    17.5    2.7    58   9
352                           36  13,637,642    1.7    6.057    5.757   740   73 69.1   82.2   92.4   79.2    20.8      0    78   8
353                          108  47,334,199      6    6.042    5.742   743   69 91.6   53.6   95.2   57.5    41.8    0.7    62   7
354                          143  67,388,118    8.5    6.106    5.806   735   72 86.8   56.4   97.1   72.8    23.5    3.7    59   6
355                          261 123,917,258   15.7    6.118    5.817   733   71   89   58.7   95.7   82.6    16.1    1.3    66   5
356                          472 214,858,026   27.2     6.21    5.907   738   72 91.7   68.7   93.1   88.8      11    0.2    68   4
357                          543 221,147,408   27.9    6.327    6.026   734   73 88.4   66.2   96.1   86.4    13.5    0.1    65   3
358                          148  54,788,380    6.9    6.355    6.055   732   72 87.7   59.5   96.2     94     5.7    0.4    68   2
359                           17   9,722,190    1.2    6.397    6.097   729   74 87.4   73.4   94.7   82.8    17.2      0    64   1
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

min: 337
max: 359
wa: 356

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10. Age

Age                        Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
1                             17   9,722,190    1.2    6.397    6.097   729   74 87.4   73.4   94.7   82.8    17.2      0    64   1
2                            148  54,788,380    6.9    6.355    6.055   732   72 87.7   59.5   96.2     94     5.7    0.4    68   2
3                            543 221,147,408   27.9    6.327    6.026   734   73 88.4   66.2   96.1   86.4    13.5    0.1    65   3
4                            472 214,858,026   27.2     6.21    5.907   738   72 91.7   68.7   93.1   88.8      11    0.2    68   4
5                            261 123,917,258   15.7    6.118    5.817   733   71   89   58.7   95.7   82.6    16.1    1.3    66   5
6                            143  67,388,118    8.5    6.106    5.806   735   72 86.8   56.4   97.1   72.8    23.5    3.7    59   6
7                            108  47,334,199      6    6.042    5.742   743   69 91.6   53.6   95.2   57.5    41.8    0.7    62   7
8                             36  13,637,642    1.7    6.057    5.757   740   73 69.1   82.2   92.4   79.2    20.8      0    78   8
9                             37  17,306,149    2.2    5.642    5.338   752   70 76.1   61.5   98.9   79.7    17.5    2.7    58   9
10                            11   4,569,487    0.6    5.457    5.157   768   74 72.7   74.5   82.7   80.1    15.5    4.3    63  10
11                             3   1,948,308    0.2    5.421    5.121   744   56 76.6   76.6    100     85      15      0    29  11
12                             8   3,921,155    0.5    5.493    5.193   743   75   62    100    100   96.1     3.9      0    88  12
13                            10   3,097,806    0.4    5.285    4.985   720   61  100   91.2   97.4   83.2    16.8      0    47  13
14                             2   1,480,000    0.2    4.933    4.633   667   72  100    100   15.5    100       0      0    22  14
15                             3     790,239    0.1    5.554    5.254   765   63 68.3   68.3    100   68.3    31.7      0    29  15
16                             6   2,197,885    0.3    5.085    4.785   761   68 87.9   87.9    100   75.7    24.3      0    27  16
17                             2     972,911    0.1    5.329    5.029   753   72  100    100    100    100       0      0    49  17
18                             1     587,951    0.1    5.125    4.825   764   78    0    100    100    100       0      0   102  18
19                             1     166,946      0        5      4.7   709   59    0    100    100    100       0      0    41  19
20                             1   1,174,334    0.1    5.875    5.575   724   44    0    100    100    100       0      0   100  20
23                             2     305,202      0      5.5      5.2   710   84  100    100    100     36      64      0    28  23
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

min: 1
max: 23
wa: 4

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

11. States

States                     Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
CA                           654 328,571,287   41.5    6.147    5.846   736   71 89.3   60.4   96.9   88.9    10.4    0.7    67   5
VA                           140  67,276,716    8.5    6.113    5.811   738   73 93.6   69.4   97.9   34.9    64.6    0.5    61   5
AZ                           126  51,595,883    6.5    6.307    6.005   735   70 93.2   60.8   96.1   92.5     6.8    0.6    61   4
WA                           119  42,368,150    5.4    6.172     5.87   728   74   82   69.1   99.4   94.8     5.2      0    58   4
FL                           101  39,482,851      5    6.437    6.135   734   70   90   62.2     80   92.8     7.2      0    65   4
MD                            68  32,576,506    4.1    6.021    5.721   735   71 87.9   70.2   93.9   62.7    37.3      0    62   5
NJ                            59  25,922,465    3.3    6.277    5.975   734   72 90.4   67.3   93.2    100       0      0    78   4
CO                            73  20,784,897    2.6    6.254    5.951   739   73 89.2   65.6   97.7     99       0      1    60   5
IL                            39  17,555,678    2.2    6.336    6.036   731   70 85.9   58.9    100   96.2     3.8      0    72   4
NY                            27  14,734,262    1.9    6.006    5.706   740   71 69.7   81.3   95.9   85.2     5.8      9    75   6
DC                            30  14,169,855    1.8    6.105    5.805   734   75 96.4   76.3   96.3   10.6    89.4      0    64   4
OR                            39  12,412,558    1.6    6.274    5.974   747   76 82.9   68.7   92.6   89.3     8.9    1.8    67   4
NC                            31  12,193,679    1.5    6.087    5.787   744   71 82.2   76.1   85.8   94.4     5.6      0    63   5
TX                            23  11,129,991    1.4    6.116    5.816   733   72 95.1   60.1   95.9   98.7     1.3      0    70   6
GA                            28  10,283,062    1.3    6.189    5.889   726   74   75   75.1   98.7   95.1     4.9      0    56   4
MA                            18   9,401,517    1.2     6.03     5.73   746   67 95.4   81.6     93     95       5      0    68   4
NV                            22   9,355,697    1.2    6.361    6.027   750   75   88   61.8   85.5   84.3    15.7      0    60   4
UT                            19   6,445,459    0.8    6.228    5.928   735   72 66.4   58.4     87     83      17      0    63   5
MI                            24   6,126,447    0.8    6.251    5.951   732   77 74.2   82.5    100   97.3     2.7      0    65   4
SC                            20   5,601,601    0.7    6.163    5.863   745   70 70.3   78.9   75.1   90.4     3.6      6    54   5
CT                            14   5,049,344    0.6    6.301    5.989   717   72 96.1   41.7    100   92.6     7.4      0    52   4
MN                            17   4,933,901    0.6    6.317    6.017   735   78 90.7   36.5   95.8   97.5     2.5      0    68   5
OH                            10   4,622,236    0.6    6.089    5.789   734   73 87.6   71.7    100   69.2    14.1   16.7    71   4
HI                             8   4,580,186    0.6    6.252    5.952   742   75  100   60.2   87.4   90.2     9.8      0    65   4
PA                            11   4,248,830    0.5    6.183    5.883   736   72 80.5     68    100     95       5      0    71   4
ID                            12   3,338,419    0.4    6.246    5.946   725   71 88.7     40    100    100       0      0    52   4
WI                            10   3,305,242    0.4    6.455    6.155   735   74  100     73    100   90.6     9.4      0    71   4
DE                             3   2,607,537    0.3    6.196    5.896   772   58  100    100   64.5   64.5    35.5      0    58   4
MT                             4   2,449,125    0.3    6.375    6.075   780   62  100   76.3   57.9    100       0      0   117   3
AL                            12   2,289,299    0.3    6.088    5.788   720   77 85.2    100    100    100       0      0    68   5
TN                             6   2,200,635    0.3     6.23     5.93   767   79 90.9   78.2   54.1    100       0      0    70   4
LA                             9   2,064,215    0.3    6.586    6.286   714   77 95.1   24.2    100   80.4     7.4   12.2    69   6
MO                             9   1,991,787    0.3     6.52     6.22   720   65 85.7   89.3    100    100       0      0    46   5
NH                             4   1,785,854    0.2    6.279    5.979   751   67 61.6   61.6    100    100       0      0    63   3
KS                             3   1,518,025    0.2    5.943    5.643   782   77 44.2    100    100   88.7    11.3      0    76   4
RI                             6   1,478,621    0.2    6.311    6.011   682   80 53.4     84    100    100       0      0    67   4
NM                             3   1,476,038    0.2    6.038    5.738   694   80 45.8    100    100   79.7    20.3      0    49   3
ME                             3   1,075,000    0.1    7.299    6.941   712   66  100   14.1     54    100       0      0    51   5
AR                             2     858,600    0.1    6.295    5.995   751   78  100      0    100    100       0      0   105   5
MS                             2     584,638    0.1     4.54     4.24   809   81 16.6    100    100    100       0      0    53  11
KY                             4     549,591    0.1    5.454    5.154   710   82 85.5    100    100   67.2    32.8      0    48  10
IN                             1     132,741      0    6.125    5.825   767   79    0      0    100    100       0      0    58   2
NE                             1     103,970      0    6.875    6.575   694   80  100    100    100    100       0      0    30   6
WY                             1      79,200      0    7.125    6.825   656   80  100    100    100    100       0      0    57   3
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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

12. City

City                       Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                     31  16,434,086    2.1    6.038    5.738   735   72 88.2     74    100   93.8     6.2      0    64   5
SAN JOSE                      28  15,580,946      2    6.179    5.879   740   75 87.6   66.9    100     93       7      0    63   4
SCOTTSDALE                    26  15,438,206      2    6.261    5.961   743   67 96.3   64.1   98.8    100       0      0    60   4
WASHINGTON                    30  14,169,855    1.8    6.105    5.805   734   75 96.4   76.3   96.3   10.6    89.4      0    64   4
LOS ANGELES                   21  10,846,012    1.4    6.205    5.905   722   67 90.1   49.5    100   95.1     4.9      0    65   4
PHOENIX                       25   8,749,366    1.1    6.374    6.074   723   73 94.1   55.3   94.8   84.3    12.1    3.6    63   4
SAN FRANCISCO                 11   7,192,773    0.9    6.365    6.065   743   70 81.4   71.4    100   48.6    51.4      0    83   4
WOODBRIDGE                    13   6,461,186    0.8     6.15     5.85   726   78  100   65.5    100   48.2    51.8      0    59   4
SAN CLEMENTE                   7   6,181,209    0.8    5.868    5.568   728   74 87.3   71.7    100     68      32      0    71   6
CHICAGO                       11   6,077,664    0.8     6.43     6.13   697   71 78.6   73.7    100    100       0      0    67   4
CORONA                        12   5,429,857    0.7    6.127    5.827   737   73 83.4   56.1    100    100       0      0    52   5
ARLINGTON                     12   5,401,527    0.7    6.183    5.883   766   75  100   66.6   92.3   25.7    74.3      0    68   4
Other                      1,588 673,348,907   85.1    6.185    5.883   737   72   88   64.2   94.5   85.3    13.8    0.9    65   5
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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13. Original LTV

Original LTV               Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000               126  64,618,805    8.2    6.041    5.738   752   42 78.4   52.9   94.6   83.6      15    1.4    64   5
50.001 - 60.000              131  62,887,276    7.9    6.117    5.815   744   57 89.5   58.2   96.7   89.8     9.8    0.4    69   4
60.001 - 70.000              237 127,160,349   16.1    6.159    5.858   736   67 90.6   56.1   95.3   82.1    17.9      0    68   4
70.001 - 75.000              258 138,564,134   17.5    6.185    5.884   733   74 88.4     62     95   83.7    14.8    1.5    67   5
75.001 - 80.000            1,014 385,372,901   48.7    6.218    5.918   735   80 89.6   70.9   94.9   83.1    16.2    0.8    63   4
80.001 - 85.000                9   1,815,364    0.2    5.716    5.416   723   84 51.2    100    100    100       0      0    42   6
85.001 - 90.000               31   9,026,090    1.1    6.608    6.256   691   90 78.7   69.3   90.9   91.3     8.7      0    57   4
90.001 - 95.000                9   1,866,675    0.2    6.467    6.167   733   95 68.6   54.7   92.6    100       0      0    50   5
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

min: 14.000
max: 95.000
wa: 71.837

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14. Combined LTV

Combined LTV               Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000               117  60,224,472    7.6    6.049    5.745   751   41 77.7   52.5   94.2   84.4    14.7      1    65   5
50.001 - 60.000              124  57,508,964    7.3    6.078    5.776   749   56 88.2     56   96.3   87.4    12.2    0.4    68   5
60.001 - 70.000              198 106,964,816   13.5    6.161    5.861   735   67 92.8   55.4   95.8   85.5    14.5      0    69   5
70.001 - 75.000              198 107,315,997   13.6    6.176    5.875   737   73 86.4   67.9   95.8   90.2     7.6    2.2    70   5
75.001 - 80.000              505 233,452,569   29.5    6.103    5.802   742   79   89   72.9   93.7   87.7    11.5    0.8    68   4
80.001 - 85.000               41  15,045,204    1.9    6.181    5.881   719   77 88.4   73.9    100     68      32      0    54   4
85.001 - 90.000              241  95,659,447   12.1    6.327    6.022   723   78 90.7   51.4   91.8   70.4    29.1    0.6    60   4
90.001 - 95.000              252  77,669,429    9.8    6.428    6.128   712   80 88.6   61.5   97.9   84.4    15.1    0.6    57   4
95.001 - 100.000             139  37,470,696    4.7    6.291     5.99   745   80   89   96.6   99.5     69      31      0    54   4
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

min: 14.000
max: 100.000
wa: 76.183

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

15. FICO

FICO                       Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
580 - 619                      2     321,906      0    5.794    5.494   615   75  100    100    100    100       0      0    58   9
620 - 649                     99  32,474,881    4.1    6.439    6.139   637   75 85.3   94.7   95.2   93.9     6.1      0    57   5
650 - 699                    340 136,151,848   17.2    6.304    6.002   681   73 89.8   65.8     98   84.2    15.2    0.6    62   4
700 - 749                    636 279,883,242   35.4    6.189    5.888   725   72   90     58   97.2   83.7    15.6    0.7    66   5
750 - 799                    660 308,439,220     39    6.105    5.804   773   71 87.7   65.5   92.9   82.9    16.3    0.8    66   5
800 - 819                     78  34,040,497    4.3    6.136    5.834   806   68   78   74.9   85.5   80.4      17    2.6    71   4
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

nzmin: 614
max: 817
nzwa: 736

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16. PMI

PMI                        Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                   1,766 778,603,465   98.4     6.18    5.879   737   72 88.6   64.4   95.1   83.6    15.6    0.8    65   4
Insured and OLTV > 80%        49  12,708,129    1.6     6.46    6.123   701   90 73.3   71.6   92.5   93.8     6.2      0    54   5
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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17. Property Type

Property Type              Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
CONDO                        217  81,368,507   10.3    6.211    5.911   735   75 89.3   71.7   85.5   70.3    27.5    2.2    65   4
LEASEHOLD                      1   1,000,000    0.1     5.75     5.45   736   74  100    100    100    100       0      0    77   7
MODULAR                        1     166,946      0        5      4.7   709   59    0    100    100    100       0      0    41  19
PUD                          492 228,716,488   28.9    6.125    5.823   739   72   88   67.1   94.8   82.6    16.9    0.5    64   5
SINGLE FAMILY              1,085 471,349,752   59.6     6.21    5.909   735   71 88.3   61.5   96.9   86.9    12.4    0.7    65   4
TOWNHOUSE                     19   8,709,901    1.1    6.144    5.844   730   69 97.3     85   93.1   69.2    30.8      0    76   4
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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18. Occupancy Code

Occupancy Code             Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED             1,720 752,377,736   95.1    6.176    5.875   735   72 88.1   64.7    100   83.6    15.6    0.8    65   4
SECOND HOME                   95  38,933,859    4.9    6.342    6.033   758   72 93.1   61.2      0   86.6    13.4      0    65   5
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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

19. Purpose

Purpose                    Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                 548 228,768,315   28.9    6.252    5.951   728   68 88.9     76   99.2   89.6      10    0.4    67   4
CONSTRUCTION TO PERMANENT      4   1,558,527    0.2    5.925    5.625   769   71 78.3   61.3   87.9   78.3       0   21.7    55  10
DEBT CONSOLIDATE               1     248,000      0      6.5      6.2   656   80  100    100    100    100       0      0    28   8
PURCHASE                     846 376,013,993   47.5    6.137    5.835   745   76   86   63.6   91.6   78.9      20    1.2    65   4
RATE/TERM REFI               416 184,722,759   23.3    6.198    5.896   728   68 92.7   52.1   97.1   86.6    13.2    0.2    63   5
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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20. Documentation Type

Documentation Type         Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
ALT DOC                       17   5,996,756    0.8    6.256    5.956   727   75 80.2      0   94.1     90      10      0    58   4
FULL DOC                   1,173 510,496,204   64.5    6.121     5.82   735   73 87.6    100   95.3   84.6    14.5    0.9    66   5
LIMITED DOC                  624 274,370,635   34.7    6.298    5.996   739   70   90      0   94.6   82.1    17.3    0.6    63   4
NO DOC                         1     448,000    0.1    6.875    6.575   737   75  100      0    100    100       0      0    58   2
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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21. Index

Index                      Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR                 1,526 662,915,914   83.8    6.197    5.896   735   72 87.5   65.2   94.9    100       0      0    66   4
1YR CMT                       16   6,131,657    0.8     5.98     5.68   746   72 90.4   71.2    100      0       0    100    54   6
6 MO LIBOR                   273 122,264,023   15.5    6.127    5.823   740   73 93.1   60.7   95.7      0     100      0    63   5
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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22. Margins

Margins                    Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
1.875                         15   6,068,149    0.8    6.195    5.895   777   71  100   87.4   82.5    100       0      0    77   6
2.125                          1     251,946      0    5.375    5.075   725   80    0    100    100    100       0      0    57   3
2.25                       1,252 501,107,047   63.3    6.205    5.903   732   72 88.7   58.5   95.8   79.8    20.1      0    60   5
2.375                          1     266,811      0      5.5      5.2   792   71    0      0    100    100       0      0    20  16
2.5                            5   3,582,762    0.5     5.54     5.24   766   74  100    100    100   69.6       0   30.4    62   8
2.75                         536 277,310,290     35    6.156    5.854   742   71 87.4   74.6   93.9   91.5     6.7    1.7    74   4
3                              1     535,000    0.1      4.5      4.2   797   43  100    100    100      0     100      0    44  16
3.25                           4   2,189,587    0.3    6.649    6.349   765   72  100   31.5    100      0     100      0    60   3
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

min: 1.875
max: 3.250
wa: 2.427

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

23. Periodic Rate Caps

Periodic Rate Caps         Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
'1/1/5                         2     738,000    0.1    5.943    5.643   748   76  100    100   81.8      0     100      0    55   5
'2/1/6                         1     126,800      0     6.75     6.45   708   78  100    100    100      0     100      0    31   5
'2/2/5                         5   1,506,158    0.2    5.945    5.645   755   68 67.7   39.4    100    100       0      0    60   6
'2/2/6                       187  65,446,698    8.3    6.117    5.813   725   72   80   66.9   93.9   98.4       0    1.6    31   5
'2/6/6                         1     475,000    0.1     6.75     6.45   708   54  100      0    100      0     100      0    29   7
'3/1/6                        23  13,292,522    1.7    5.831    5.531   733   65  100   63.4   96.6      0     100      0    30   7
'4.375/2/5                     1     995,000    0.1      6.5      6.2   751   35  100      0    100    100       0      0    55   5
'4.75/2/5                      1     761,888    0.1      6.5      6.2   719   43  100    100    100    100       0      0    81   3
'4.875/2/5                     1     428,000    0.1     6.75     6.45   721   80  100      0    100    100       0      0    56   4
'5.125/1/5                     1     259,100      0      6.5      6.2   753   80  100    100    100      0     100      0    57   3
'5.625/2/5                     1     499,649    0.1    5.875    5.575   678   75  100    100    100    100       0      0    56   4
'5.75/2/5                      1     691,668    0.1        6      5.7   764   75    0    100      0    100       0      0    56   3
'5/1/5                       179  80,204,769   10.1    6.169    5.862   739   75 93.5   67.2   96.2    0.8    99.2      0    64   4
'5/2/0                         1     482,892    0.1    5.625    5.325   765   77  100      0    100    100       0      0   115   5
'5/2/5                     1,324 590,999,225   74.7    6.209    5.908   736   72 88.3     65   95.1   99.2     0.2    0.7    69   4
'6/1/6                         7   1,645,739    0.2     5.79     5.49   747   73 84.8   51.1   88.6      0     100      0    45  12
'6/2/6                        79  32,758,487    4.1    6.066    5.766   747   71 89.9   47.5   95.7   19.9    76.8    3.3    76   7
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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24. Max Rate

Max Rate                   Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
<= 8.000                       1     482,892    0.1    5.625    5.325   765   77  100      0    100    100       0      0   115   5
9.001 - 9.500                  1     487,638    0.1     4.25     3.95   809   82    0    100    100    100       0      0    48  12
9.501 - 10.000                10   5,006,933    0.6     4.94     4.64   756   72 46.6    100    100   91.9     8.1      0    62   6
10.001 - 10.500               93  47,289,017      6    5.396    5.096   747   72 86.8   84.9   98.5   86.8      12    1.2    65   5
10.501 - 11.000              376 188,756,272   23.9    5.831    5.531   743   70 82.6   70.3   95.2     87    12.6    0.5    67   5
11.001 - 11.500              720 329,310,700   41.6    6.263    5.963   739   72 92.6     64   96.3   84.3    14.6    1.1    69   4
11.501 - 12.000              401 146,461,892   18.5    6.568    6.262   722   72   88   58.2   92.2     86    13.7    0.2    62   4
12.001 - 12.500              154  55,237,570      7    6.492    6.189   729   74 92.1   50.3   91.6   61.4    37.7    0.8    52   5
12.501 - 13.000               53  15,198,839    1.9    6.771    6.467   714   75 75.8   46.4   98.2   74.9      23    2.1    47   5
13.001 - 13.500                6   3,079,841    0.4     7.23     6.93   709   76  100     49   80.5    100       0      0    33   3
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

min: 0.000
max: 13.375
nzwa: 11.328

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25. Months to Roll

Months to Roll             Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
15-Nov                         1     110,000      0      5.5      5.2   652   92  100    100    100    100       0      0    13  23
16 - 20                        5   1,866,796    0.2     5.23     4.93   741   73 85.7   85.7    100    100       0      0    20  16
21 - 25                       10   4,925,979    0.6    5.153    4.853   713   60 90.7   89.1     73   89.5    10.5      0    23  13
26 - 30                       88  33,888,361    4.3     6.02     5.72   732   69 85.8   63.3   94.4     58    40.4    1.6    29   7
31 - 35                      117  41,693,789    5.3    6.268    5.962   726   73 82.4   62.6   94.6   93.8       5    1.3    32   4
36 - 40                        1     195,202      0      5.5      5.2   743   80  100    100    100      0     100      0    37  23
41 - 45                        4   1,103,691    0.1    5.002    4.702   754   51 62.2   77.3    100   28.8    71.2      0    44  16
46 - 50                       10   3,368,201    0.4    5.437    5.137   771   69 85.5   80.1   82.7   80.8    19.2      0    49  11
51 - 55                      287 142,516,863     18    6.021    5.719   736   71 89.2   53.2     96   77.9    19.2    2.9    54   6
56 - 60                      814 330,437,693   41.8    6.279    5.977   735   73 87.7   64.3   95.2   86.1    13.8    0.2    57   3
66 - 70                        1     618,000    0.1    5.375    5.075   799   78  100    100    100    100       0      0    67  17
71 - 75                       14   6,110,316    0.8    5.673    5.373   742   70 77.2   55.7    100   91.6     8.4      0    74  10
76 - 80                      147  67,458,780    8.5    6.158    5.858   743   72 89.9   69.9   97.3   86.4    13.6      0    79   5
81 - 85                      116  46,298,078    5.9    6.388    6.088   724   72 92.5   69.5   94.5   88.9    11.1      0    81   3
96 - 100                       1   1,174,334    0.1    5.875    5.575   724   44    0    100    100    100       0      0   100  20
101 - 105                      1     587,951    0.1    5.125    4.825   764   78    0    100    100    100       0      0   102  18
106 - 110                      6   3,470,359    0.4    5.594    5.294   737   78 53.3     94     94    100       0      0   108  12
111 - 115                     83  40,695,151    5.1    6.137    5.837   746   70 84.2   65.6   96.5   70.3    28.6    1.1   114   6
116 - 120                    109  64,792,049    8.2    6.272    5.972   747   69   99   76.7   91.8   92.3     7.7      0   117   3
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

nzmin: 13
max: 119
nzwa: 65

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

26. Prepayment Penalty Terms

Prepayment Penalty Terms   Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
0                          1,739 757,780,264   95.8     6.19    5.888   736   72 88.4   65.4   94.9   84.8    14.5    0.7    65   4
12                             5   1,838,200    0.2    6.179    5.839   766   78  100   58.9    100   31.3    68.7      0    52   7
24                             1     439,996    0.1    4.625    4.325   741   33  100    100    100      0     100      0    23  13
36                            67  29,643,514    3.7    6.092    5.792   726   69 86.8   39.9    100   60.7    35.6    3.7    63   5
60                             3   1,609,620    0.2    5.814    5.514   730   69 74.3   74.3    100   87.9    12.1      0    86   6
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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27. Interest Only

Interest Only              Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
N                            231  91,993,261   11.6    6.052    5.751   741   70    0   68.9   97.1   90.1     9.2    0.6    61   5
Y                          1,584 699,318,333   88.4    6.202      5.9   736   72  100   63.9   94.8   82.9    16.3    0.8    66   4
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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28. Interest Only Term

Interest Only Term         Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
0                            231  91,993,261   11.6    6.052    5.751   741   70    0   68.9   97.1   90.1     9.2    0.6    61   5
36                            63  26,757,000    3.4    6.028    5.717   732   70  100   71.5   87.8   93.9     3.4    2.7    29   7
60                           359 179,700,704   22.7     6.14    5.838   738   72  100   65.4   94.6   95.5       2    2.4    56   4
84                           111  55,988,524    7.1    6.166    5.866   741   72  100   77.5   98.1    100       0      0    79   5
120                        1,050 436,337,305   55.1    6.243    5.942   734   72  100   61.2   94.9     75    24.9    0.1    70   4
132                            1     534,800    0.1      5.5      5.2   695   70  100      0    100      0     100      0   115   5
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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29. Silent Seconds

Silent Seconds             Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
N                          1,137 545,607,950   68.9    6.128    5.826   741   70 87.5   65.4   94.6   87.6    11.6    0.9    68   5
Y                            678 245,703,644   31.1    6.309    6.009   725   76 90.3   62.6   96.1   75.4    24.1    0.5    58   4
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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

30. Servicer

Servicer                   Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
HOMECOMINGS FINANCIAL
  NETWORK                  1,184 462,737,564   58.5    6.214    5.914   732   73 89.7   56.4   96.3   76.7    22.2    1.1    59   5
GMAC MORTGAGE CORPORATION    482 265,972,869   33.6    6.139    5.838   741   71 86.1   77.4   94.2   99.2     0.8      0    77   4
Other                        149  62,601,162    7.9    6.154    5.842   748   72 88.5   69.6   89.8     70    28.3    1.7    59   5
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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31. DTI

DTI                        Count   Balance   Percent Gross WAC Net WAC FICO  LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
-----------------------------------------------------------------------------------------------------------------------------------
<= 5.000                       6   1,490,822    0.2    6.517    6.217   745   72 72.3   63.1   81.6   52.2    47.8      0    48   5
5.001 - 10.000                 5   2,742,225    0.3    5.965    5.665   757   61 77.3    100    100    100       0      0    49   4
10.001 - 15.000               17   7,888,780      1    6.325    6.025   754   68 97.8   58.9   83.2   70.1    29.9      0    72   5
15.001 - 20.000               35  17,605,728    2.2    5.911    5.611   757   70 83.8   72.1   84.7   82.4    11.4    6.2    65   7
20.001 - 25.000               76  33,108,240    4.2     6.13     5.83   745   69 89.5   63.9   92.6   86.9    11.4    1.7    67   4
25.001 - 30.000              169  78,177,135    9.9    6.113    5.813   744   69 85.8   60.9   94.4   88.6    10.2    1.1    70   4
30.001 - 35.000              312 133,332,496   16.8     6.17     5.87   739   72 88.6   58.9     94   84.6    15.1    0.3    62   5
35.001 - 40.000              482 210,433,533   26.6    6.226    5.924   734   71 88.3     53   96.1   84.4      15    0.5    65   4
40.001 - 45.000              499 206,727,183   26.1    6.202    5.898   730   74 89.1   75.5   96.4   85.1    13.9      1    65   4
45.001 - 50.000              208  96,208,031   12.2    6.203    5.902   734   73 88.7   73.8   95.8   74.1    25.9      0    65   4
50.001 - 55.000                4   2,421,521    0.3    5.897    5.597   745   62  100    100   92.3    100       0      0    42   8
55.001 - 60.000                2   1,175,900    0.1    5.821    5.521   766   70  100    100    100    100       0      0    69   4
Total:                     1,815 791,311,594    100    6.184    5.883   736   72 88.4   64.5   95.1   83.8    15.5    0.8    65   4

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                                                                 8/16/2006 16:44

Information and statistical data herein contained are from sources which The Goldman Sachs Group, Inc. or any of its affiliates ("Goldman Sachs"), believes to be reliable, and does not guarantee its accuracy or completeness. All computational information is subject to change, is for hypothetical purposes only and does not guarantee future results. To the extent securities are discussed herein, Goldman Sachs may have acted as an underwriter, have a position, make a market, purchase or sell the same on a principal basis, or as agent. This is not a solicitation of any order to buy or sell.

Goldman, Sachs & Co.
RFMSI 2006-SA2
Cut-Off Balances
AMORT ss '3'

Selection Criteria: AMORT ss '3'
Table of Contents

1. Summary
2. Loan Type
3. Current Rate
4. Net Rate
5. Conforming
6. Principal Balance
7. Number of Units
8. Original Term
9. RemTerm
10. Age
11. States
12. City
13. Original LTV
14. Combined LTV
15. FICO
16. PMI
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Index
22. Margins
23. Periodic Rate Caps
24. Max Rate
25. Months to Roll
26. Prepayment Penalty Terms
27. Interest Only
28. Interest Only Term
29. Silent Seconds
30. Servicer
31. DTI

1. Summary

As of Date: 2006-08-01
Loan Count: 221
Current Balance: 82,484,926
Average Current Balance: 373,235
Gross Weighted Average Coupon: 6.075
Net Weighted Average Coupon: 5.772
Weighted Average Gross Margin: 2.344
Weighted Average Net Margin: 2.041
Weighted Average FICO: 727.775
Weighted Average Original LTV Ratio: 70.586
Weighted Average Combined Original LTV Ratio: 76.165
Weighted Average Debt to Income Ratio: 37.840
Percent of Current Balance in California: 26.764%
Weighted Average Loan Age: 6
Percent of Current Balance with Silent Seconds: 37.506%
Weighted Average Original Term: 360
Weighted Average Maturity: 354
Weighted Average Initial Cap: 2.342
Weighted Average Periodic Cap: 1.861
Weighted Average Life Cap: 5.997
Weighted Average Maximum Rate: 12.072
Weighted Average Months To Roll: 30
Maximum Percent of Current Balance in one Zip Code: 2.791%

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

2. Loan Type

Loan Type                    Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
3 YR ARM                      221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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3. Current Rate

Current Rate                 Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 4.750                   3   1,375,667    1.7    4.667    4.367   741  65 66.7    100     100     68      32       0   25  11
4.751 - 5.000                   6   3,219,439    3.9    4.899    4.599   711  73 50.6    100    61.2    100       0       0   25  11
5.001 - 5.250                   8   3,460,136    4.2    5.246    4.946   741  56 83.3    100     100   89.7    10.3       0   26  10
5.251 - 5.500                  19   7,100,302    8.6     5.45     5.15   730  67 76.8   57.8    97.5   67.1    30.1     2.8   29   7
5.501 - 5.750                  20   6,903,236    8.4    5.667    5.367   753  66 83.4   70.3    93.1     74    21.1     4.9   28   8
5.751 - 6.000                  40  16,097,912   19.5    5.925    5.621   730  68   89   67.6    91.3   77.5    22.5       0   31   5
6.001 - 6.250                  34  16,163,528   19.6    6.183    5.878   731  71   96   59.7    94.6   56.1    43.9       0   30   6
6.251 - 6.500                  42  13,500,601   16.4    6.447    6.141   727  76 88.9   63.1      97   94.2     4.2     1.6   31   5
6.501 - 6.750                  27   7,658,678    9.3    6.683    6.375   717  74 74.1   42.9    96.4     88     7.9     4.1   31   5
6.751 - 7.000                  16   3,925,586    4.8    6.912    6.612   691  74 60.6   70.9     100    100       0       0   32   4
7.001 - 7.250                   5   2,082,420    2.5    7.161    6.861   722  76  100   24.6    71.2    100       0       0   33   3
7.251 - 7.500                   1     997,421    1.2    7.375    7.075   681  75  100    100     100    100       0       0   33   3
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

min: 4.625
max: 7.375
wa: 6.075

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4. Net Rate

Net Rate                     Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
4.251 - 4.500                   3   1,375,667    1.7    4.667    4.367   741  65 66.7    100     100     68      32       0   25  11
4.501 - 4.750                   6   3,219,439    3.9    4.899    4.599   711  73 50.6    100    61.2    100       0       0   25  11
4.751 - 5.000                   8   3,460,136    4.2    5.246    4.946   741  56 83.3    100     100   89.7    10.3       0   26  10
5.001 - 5.250                  19   7,100,302    8.6     5.45     5.15   730  67 76.8   57.8    97.5   67.1    30.1     2.8   29   7
5.251 - 5.500                  20   6,903,236    8.4    5.667    5.367   753  66 83.4   70.3    93.1     74    21.1     4.9   28   8
5.501 - 5.750                  40  16,097,912   19.5    5.925    5.621   730  68   89   67.6    91.3   77.5    22.5       0   31   5
5.751 - 6.000                  35  16,763,528   20.3     6.19    5.881   732  71 96.2   57.5    94.8   57.7    42.3       0   30   6
6.001 - 6.250                  41  12,900,601   15.6     6.45     6.15   725  77 88.4     66    96.9   93.9     4.4     1.6   31   5
6.251 - 6.500                  27   7,658,678    9.3    6.683    6.375   717  74 74.1   42.9    96.4     88     7.9     4.1   31   5
6.501 - 6.750                  16   3,925,586    4.8    6.912    6.612   691  74 60.6   70.9     100    100       0       0   32   4
6.751 - 7.000                   5   2,082,420    2.5    7.161    6.861   722  76  100   24.6    71.2    100       0       0   33   3
7.001 - 7.250                   1     997,421    1.2    7.375    7.075   681  75  100    100     100    100       0       0   33   3
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

min: 4.325
max: 7.075
wa: 5.772

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

5. Conforming

Conforming                   Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CONFORMING                    129  29,447,962   35.7     6.17     5.87   721  75 77.5   67.9    91.1   79.6    16.8     3.6   30   6
NON CONFORMING                 92  53,036,964   64.3    6.022    5.717   732  68 88.3   63.5    94.6   78.6    21.4       0   30   6
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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6. Principal Balance

Principal Balance            Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
50,001 - 100,000                8     693,139   0.8   6.512     6.212    707  76   64   38.8    88.6  88.6    11.4       0    30   6
100,001 - 150,000              28   3,653,599   4.4    6.05      5.75    724  75   63   90.1      89  96.5     3.5       0    29   7
150,001 - 200,000              23   4,014,227   4.9   6.287    5 .987    711  76 81.1   68.7    82.8  81.9    13.2     4.9    31   5
200,001 - 250,000              24   5,320,381   6.5   6.268    5 .968    705  77 82.8   66.4    92.2  91.9     4.1       4    30   6
250,001 - 275,000               9   2,365,744   2.9    6.05      5.75    733  74 77.9   77.5    88.4    66      34       0    30   6
275,001 - 350,000              17   5,335,781   6.5   6.243    5 .943    721  75 81.5   70.5     100  70.7    17.1    12.2    32   4
350,001 - 400,000              15   5,586,654   6.8   6.041    5 .741    726  74 86.1   66.2    86.5  59.7    40.3       0    29   7
400,001 - 450,000              23   9,863,334    12   6.242    5 .942    735  74 74.3   52.2     100  86.9    13.1       0    31   5
450,001 - 500,000              27  12,854,651  15.6   5.989    5 .684    735  70 81.8   51.6    96.3  92.5     7.5       0    30   6
500,001 - 550,000              12   6,340,576   7.7   5.949    5 .639    728  75 92.1   82.8    91.9  66.9    33.1       0    31   5
550,001 - 600,000              12   6,993,512   8.5   6.101      5.78    748  67 91.7   66.2    91.4   100       0       0    31   5
600,001 - 750,000              15   9,631,430  11.7   5.945    5 .645    735  65   86   60.6     100  93.6     6.4       0    31   5
750,001 - 850,000               2   1,590,000   1.9   5.799    5 .499    727  56  100   47.8     100     0     100       0    30   6
850,001 - 950,000               1     880,000   1.1   6.125    5 .825    765  80  100    100     100     0     100       0    30   6
950,001 - 1,000,000             1     997,421   1.2   7.375    7 .075    681  75  100    100     100   100       0       0    33   3
1,000,001 - 1,250,000           2   2,450,000     3   5.059    4 .759    689  61  100    100      49   100       0       0    23  13
1,750,001 - 2,000,000           2   3,914,477   4.7   6.125    5 .825    724  57  100     49     100     0     100       0    29   7
Total:                        221  82,484,926   100   6.075    5 .772    728  71 84.4     65    93.4    79    19.7     1.3    30   6

min: 77,545
max: 1,996,977
avg: 373,235

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7. Number of Units

Number of Units              Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1                             217  81,493,717   98.8    6.073    5.769   728  71 84.7   65.6    93.3   78.7      20     1.3   30   6
2                               4     991,209    1.2    6.272    5.972   716  77 56.9   22.2     100    100       0       0   31   5
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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8. Original Term

Original Term                Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
360                           221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

min: 360
max: 360
wa: 360

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

9. RemTerm

RemTerm                      Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
337                             1     110,000    0.1      5.5      5.2   652  92  100    100     100    100       0       0   13  23
343                             1     354,911    0.4     5.25     4.95   674  62  100    100     100    100       0       0   19  17
344                             4   1,511,885    1.8    5.226    4.926   756  76 82.4   82.4     100    100       0       0   20  16
345                             2     539,494    0.7    5.521    5.221   780  71  100    100     100    100       0       0   21  15
346                             2   1,480,000    1.8    4.933    4.633   667  72  100    100    15.5    100       0       0   22  14
347                             4   1,250,177    1.5    5.035    4.735   696  54  100   93.7    93.7   58.5    41.5       0   23  13
349                             2   1,656,308      2    5.319    5.019   744  51 72.5   72.5     100    100       0       0   25  11
350                             3   1,015,207    1.2    5.293    4.993   758  79 37.8    100     100   80.5       0    19.5   26  10
351                             5   1,800,183    2.2    5.437    5.137   757  64 66.8   89.6    89.6   89.6    10.4       0   27   9
352                            11   3,455,577    4.2    5.948    5.648   757  68 75.8   78.1    70.1   48.9    51.1       0   28   8
353                            39  17,173,526   20.8    6.076    5.776   728  66 94.9   56.4    96.9     51      49       0   29   7
354                            30  10,443,867   12.7    6.123    5.823   722  74 82.1   61.5    98.7     65    31.8     3.2   30   6
355                            27   8,694,999   10.5    6.085    5.785   713  72 66.6   59.3      98   82.4    17.6       0   31   5
356                            40  15,088,643   18.3    6.165    5.851   740  72   87   64.7    91.6    100       0       0   32   4
357                            34  12,458,129   15.1    6.401    6.096   726  73 87.3   64.5    93.5   96.2     1.3     2.5   33   3
358                            14   4,554,977    5.5    6.489    6.189   707  75   81   49.4     100   95.3       0     4.7   34   2
359                             2     897,042    1.1    6.802    6.502   705  80  100    100     100     57      43       0   35   1
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

min: 337
max: 359
wa: 354

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10. Age

Age                          Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1                               2     897,042    1.1    6.802    6.502   705  80  100    100     100     57      43       0   35   1
2                              14   4,554,977    5.5    6.489    6.189   707  75   81   49.4     100   95.3       0     4.7   34   2
3                              34  12,458,129   15.1    6.401    6.096   726  73 87.3   64.5    93.5   96.2     1.3     2.5   33   3
4                              40  15,088,643   18.3    6.165    5.851   740  72   87   64.7    91.6    100       0       0   32   4
5                              27   8,694,999   10.5    6.085    5.785   713  72 66.6   59.3      98   82.4    17.6       0   31   5
6                              30  10,443,867   12.7    6.123    5.823   722  74 82.1   61.5    98.7     65    31.8     3.2   30   6
7                              39  17,173,526   20.8    6.076    5.776   728  66 94.9   56.4    96.9     51      49       0   29   7
8                              11   3,455,577    4.2    5.948    5.648   757  68 75.8   78.1    70.1   48.9    51.1       0   28   8
9                               5   1,800,183    2.2    5.437    5.137   757  64 66.8   89.6    89.6   89.6    10.4       0   27   9
10                              3   1,015,207    1.2    5.293    4.993   758  79 37.8    100     100   80.5       0    19.5   26  10
11                              2   1,656,308      2    5.319    5.019   744  51 72.5   72.5     100    100       0       0   25  11
13                              4   1,250,177    1.5    5.035    4.735   696  54  100   93.7    93.7   58.5    41.5       0   23  13
14                              2   1,480,000    1.8    4.933    4.633   667  72  100    100    15.5    100       0       0   22  14
15                              2     539,494    0.7    5.521    5.221   780  71  100    100     100    100       0       0   21  15
16                              4   1,511,885    1.8    5.226    4.926   756  76 82.4   82.4     100    100       0       0   20  16
17                              1     354,911    0.4     5.25     4.95   674  62  100    100     100    100       0       0   19  17
23                              1     110,000    0.1      5.5      5.2   652  92  100    100     100    100       0       0   13  23
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

min: 1
max: 23
wa: 6

      Top

11. States

States                       Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CA                             48  22,075,991   26.8     6.04     5.74   727  70 80.4   63.4    90.7   92.8     7.2       0   30   6
VA                             24  11,928,564   14.5    5.976    5.669   719  67 93.9   57.9     100   33.3    66.7       0   29   7
MD                             16   6,701,396    8.1    5.734    5.434   733  74 85.6     85    93.2   48.5    51.5       0   29   7
AZ                             13   4,803,943    5.8    5.818    5.518   750  67   88   65.4    91.7   85.2     8.3     6.5   30   6
WA                             14   4,709,159    5.7    6.021    5.721   713  75 84.9   81.5    94.3   94.3     5.7       0   31   5
FL                             14   4,254,432    5.2    6.539    6.239   717  77 92.2     40    89.4   81.5    18.5       0   31   5
CO                             16   4,200,884    5.1     6.11    5.793   756  74 85.3   71.5    88.6   95.3       0     4.7   31   5
NJ                              6   2,357,189    2.9    6.285    5.958   708  73 73.2   57.2    78.2    100       0       0   32   4
TX                              5   2,033,727    2.5    6.219    5.919   763  63 80.5   56.2     100    100       0       0   30   6
GA                              6   2,015,471    2.4    6.834    6.534   685  75  100   91.9    93.3    100       0       0   33   3
IL                              6   1,982,336    2.4    6.214    5.914   756  67 79.8   22.6     100    100       0       0   30   6
CT                              4   1,797,908    2.2    6.271    5.936   732  66 88.9      0     100    100       0       0   32   4
NC                              5   1,738,326    2.1    6.163    5.863   710  66 74.2   74.2     100   74.7    25.3       0   29   7
MI                              5   1,136,874    1.4    6.186    5.886   648  80   92    100     100    100       0       0   31   5
OR                              4   1,133,928    1.4    6.467    6.167   760  72  100   49.6    49.6   68.3    31.7       0   29   7
MO                              5   1,056,303    1.3    6.238    5.938   723  54   73   79.8     100    100       0       0   30   6
DC                              2   1,043,250    1.3    5.728    5.428   723  75  100   41.3     100      0     100       0   31   5
SC                              4   1,032,300    1.3    5.785    5.485   800  62  8.3   91.7    86.6   67.3       0    32.7   29   7
MA                              2     993,700    1.2    5.764    5.464   755  52  100   65.4     100    100       0       0   32   4
MN                              3     987,021    1.2    5.982    5.682   750  80  100    100     100    100       0       0   25  11
NH                              2     828,391      1    6.444    6.144   774  79 72.4   72.4     100    100       0       0   33   3
HI                              1     544,000    0.7     5.75     5.45   788  80  100    100     100    100       0       0   32   4
ID                              3     532,401    0.6    6.493    6.193   663  78   70    100     100    100       0       0   31   5
NY                              1     511,300    0.6    7.125    6.825   643  80  100    100     100    100       0       0   35   1
NM                              1     500,876    0.6    4.875    4.575   707  80    0    100     100    100       0       0   31   5
LA                              2     334,044    0.4    6.316    6.016   734  80 69.5      0     100    100       0       0   30   6
OH                              1     212,000    0.3    6.375    6.075   704  80  100      0     100      0       0     100   34   2
AL                              2     201,545    0.2    6.539    6.239   698  83 61.5    100     100    100       0       0   31   5
WI                              1     182,388    0.2      6.5      6.2   659  80  100    100     100    100       0       0   31   5
ME                              1     152,000    0.2        7      6.7   722  80  100    100     100    100       0       0   29   7
PA                              1     140,188    0.2    6.125    5.825   667  76    0    100     100    100       0       0   33   3
KY                              1     139,163    0.2      5.5      5.2   717  89  100    100     100    100       0       0   30   6
NV                              1     119,960    0.1    6.875    6.575   720  80  100    100     100    100       0       0   32   4
NE                              1     103,970    0.1    6.875    6.575   694  80  100    100     100    100       0       0   30   6
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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12. City

City                         Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
MCLEAN                          3   4,299,476    5.2    6.103    5.803   721  57  100   44.6     100      0     100       0   29   7
SAN DIEGO                       3   1,485,398    1.8    5.567    5.267   712  74 70.3    100     100    100       0       0   30   6
SCOTTSDALE                      3   1,411,626    1.7    5.619    5.319   772  56   59   64.6     100    100       0       0   31   5
WOODBRIDGE                      3   1,319,350    1.6    5.911    5.611   714  80  100   62.5     100   22.6    77.4       0   30   6
COTO DE CAZA                    1   1,250,000    1.5    4.875    4.575   645  73  100    100       0    100       0       0   22  14
WALNUT CREEK                    2   1,219,000    1.5      6.5      6.2   753  74  100    100     100    100       0       0   31   5
PLEASANTON                      1   1,200,000    1.5     5.25     4.95   734  48  100    100     100    100       0       0   25  11
KIRKLAND                        2   1,109,571    1.3    5.117    4.817   762  80 58.8    100     100    100       0       0   32   4
WASHINGTON                      2   1,043,250    1.3    5.728    5.428   723  75  100   41.3     100      0     100       0   31   5
FREDERICKSBURG                  3   1,026,956    1.2    5.658    5.358   732  80  100    100     100   35.1    64.9       0   30   6
DAWSONVILLE                     1     997,421    1.2    7.375    7.075   681  75  100    100     100    100       0       0   33   3
HOLLISTER                       2     940,000    1.1     6.25     5.95   732  79  100   53.2     100    100       0       0   33   3
Other                         195  65,182,878     79    6.134     5.83   729  71 82.5   62.5    93.5   84.2    14.2     1.6   30   6
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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

13. Original LTV

Original LTV                 Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                 20  11,291,870   13.7    5.806    5.499   739  43 75.7   48.2     100   63.3    30.9     5.8   30   6
50.001 - 60.000                18   6,400,948    7.8    5.966    5.656   754  57   79   52.8    85.1   71.4    28.6       0   29   7
60.001 - 70.000                24  12,018,226   14.6    6.048    5.743   734  67 89.1   66.4    95.1     62      38       0   30   6
70.001 - 75.000                24  10,707,659     13    6.116    5.816   716  74 89.5   59.6    79.6   90.3     9.7       0   29   7
75.001 - 80.000               119  38,928,349   47.2     6.14    5.838   724  80 87.3     73    96.4   85.2    13.8     1.1   31   5
80.001 - 85.000                 5     859,534      1    6.341    6.041   673  85 53.6    100     100    100       0       0   32   4
85.001 - 90.000                 8   1,944,781    2.4    6.525    6.225   701  90 55.5   48.7    89.1    100       0       0   31   5
90.001 - 95.000                 3     333,559    0.4    6.079    5.779   736  94 58.6   74.4    58.6    100       0       0   24  12
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

min: 19.000
max: 95.000
wa: 70.586

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14. Combined LTV

Combined LTV                 Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                 18  10,148,120   12.3    5.805    5.498   739  42   73   53.7     100   70.5    26.2     3.3   29   7
50.001 - 60.000                18   7,000,102    8.5    5.947    5.638   755  55 80.8     45    86.4     62      38       0   29   7
60.001 - 70.000                16   9,072,592     11    5.992    5.685   729  67 90.6   66.2    95.6   56.4    43.6       0   30   6
70.001 - 75.000                17   7,191,664    8.7    6.371    6.071   732  73 84.4   57.7    88.8   95.6       0     4.4   30   6
75.001 - 80.000                45  18,484,816   22.4     5.97    5.666   738  78   93   73.2    94.9   80.8      18     1.1   31   5
80.001 - 85.000                 8   1,876,494    2.3    6.248    5.948   707  80 78.7   74.4     100   77.8    22.2       0   32   4
85.001 - 90.000                35  10,929,540   13.3    6.095    5.795   700  79 90.1   68.1    81.2   85.8    14.2       0   29   7
90.001 - 95.000                43  11,669,156   14.1    6.377    6.077   706  80   75   57.8    97.3   91.1     7.2     1.7   31   5
95.001 - 100.000               21   6,112,442    7.4      6.1      5.8   739  79   82   94.6     100   85.7    14.3       0   31   5
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

min: 19.000
max: 100.000
wa: 76.165

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15. FICO

FICO                         Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
580 - 619                       1     113,959    0.1    5.875    5.575   616  85  100    100     100    100       0       0   33   3
620 - 649                      22   7,214,605    8.7    6.097    5.797   637  78 87.9   97.5    78.3   97.5     2.5       0   29   7
650 - 699                      44  15,667,634     19    6.316    6.016   680  72 87.5     65     100   72.2    25.8       2   31   5
700 - 749                      75  27,970,974   33.9    6.007    5.705   724  69 85.3     57    96.9   82.1    16.4     1.5   30   6
750 - 799                      70  28,099,878   34.1    6.002    5.694   772  70 83.7   63.3    89.2   73.4    26.6       0   30   6
800 - 819                       9   3,417,875    4.1    6.094    5.794   808  67 60.5   75.1     100   90.1       0     9.9   30   6
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

nzmin: 616
max: 816
nzwa: 728

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16. PMI

PMI                          Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                      205  79,347,052   96.2    6.061    5.758   729  70 85.6     65    93.6   78.1    20.5     1.3   30   6
Insured and OLTV > 80%         16   3,137,874    3.8    6.427    6.127   697  89 55.3   65.5    88.9    100       0       0   31   5
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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

17. Property Type

Property Type                Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CONDO                          23   6,712,488    8.1    6.121    5.821   727  78 88.5   63.7    81.2     75      25       0   31   5
PUD                            59  23,167,195   28.1    5.827    5.527   735  71 86.8   68.9    88.3   77.9    20.8     1.4   29   7
SINGLE FAMILY                 137  52,245,243   63.3    6.182    5.877   725  69 82.7   63.3    97.2   79.8    18.7     1.4   30   6
TOWNHOUSE                       2     360,000    0.4    5.715    5.415   655  79  100    100     100    100       0       0   31   5
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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18. Occupancy Code

Occupancy Code               Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                204  77,023,542   93.4    6.086    5.783   727  70 83.5   66.1     100   79.4    19.2     1.4   30   6
SECOND HOME                    17   5,461,384    6.6    5.921    5.609   733  72 97.5   49.2       0     73      27       0   28   8
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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19. Purpose

Purpose                      Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                   67  22,568,732   27.4    6.262    5.962   712  69   79   78.5     100   85.9    11.8     2.3   31   5
CONSTRUCTION TO PERMANENT       1     337,871    0.4    5.625    5.325   801  50    0    100     100      0       0     100   30   6
DEBT CONSOLIDATE                1     248,000    0.3      6.5      6.2   656  80  100    100     100    100       0       0   28   8
PURCHASE                       92  35,264,854   42.8    6.041    5.737   742  76 81.5   54.7    89.4   81.7    17.7     0.6   30   6
RATE/TERM REFI                 60  24,065,469   29.2    5.952    5.647   721  64 94.8   66.7    92.9   69.4    30.6       0   30   6
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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20. Documentation Type

Documentation Type           Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
ALT DOC                         1     178,400    0.2      5.5      5.2   622  78  100      0       0      0     100       0   29   7
FULL DOC                      148  53,639,163     65    5.986    5.684   723  72 84.5    100      95     82      17       1   30   6
LIMITED DOC                    72  28,667,362   34.8    6.245    5.941   737  68 84.2      0      91   73.8    24.4     1.8   31   5
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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

21. Index

Index                        Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR                    184  65,141,300     79    6.114     5.81   726  72 80.8   67.5    93.9    100       0       0   30   6
1YR CMT                         4   1,062,021    1.3    6.047    5.747   738  60 68.2   50.5     100      0       0     100   31   5
6 MO LIBOR                     33  16,281,606   19.7    5.922    5.622   736  66  100   55.9    90.9      0     100       0   29   7
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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22. Margins

Margins                      Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
2.25                          186  66,261,584   80.3    6.091    5.787   723  71 87.1   64.5    93.7   76.4    23.6       0   30   6
2.375                           1     266,811    0.3      5.5      5.2   792  71    0      0     100    100       0       0   20  16
2.5                             2   1,008,568    1.2    5.625    5.325   776  78  100    100     100    100       0       0   20  16
2.75                           32  14,947,963   18.1    6.046    5.746   745  68 72.8   66.2    91.5   88.7     4.2     7.1   32   4
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

min: 2.250
max: 2.750
wa: 2.344

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23. Periodic Rate Caps

Periodic Rate Caps           Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
'2/1/6                          1     126,800    0.2     6.75     6.45   708  78  100    100     100      0     100       0   31   5
'2/2/6                        186  65,194,752     79     6.12    5.816   725  72 80.3   66.8    93.9   98.4       0     1.6   31   5
'2/6/6                          1     475,000    0.6     6.75     6.45   708  54  100      0     100      0     100       0   29   7
'3/1/6                         22  12,757,522   15.5    5.887    5.587   731  66  100   61.9    96.4      0     100       0   29   7
'5/1/5                          1     265,000    0.3        6      5.7   757  59  100      0     100      0     100       0   31   5
'6/1/6                          1     186,900    0.2    6.375    6.075   749  70  100      0       0      0     100       0   27   9
'6/2/6                          9   3,478,952    4.2    5.793    5.493   769  71  100   60.3      76     29      71       0   26  10
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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24. Max Rate

Max Rate                     Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                10   4,860,106    5.9    4.893    4.593   722  70 57.9   94.5    74.3   85.5    14.5       0   25  11
11.001 - 11.500                27  10,560,438   12.8    5.383    5.083   733  64 78.9   71.6    98.3   74.5    23.6     1.9   28   8
11.501 - 12.000                59  22,736,148   27.6    5.846    5.543   737  67 87.2   69.2    91.7   77.3    21.2     1.5   30   6
12.001 - 12.500                76  29,664,129     36    6.303    5.998   729  74 92.8   61.2    95.7   73.5    25.8     0.7   31   5
12.501 - 13.000                43  11,584,264     14    6.761    6.456   708  74 69.5   52.4    97.6   92.1     5.2     2.7   32   4
13.001 - 13.500                 6   3,079,841    3.7     7.23     6.93   709  76  100     49    80.5    100       0       0   33   3
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

min: 10.625
max: 13.375
nzwa: 12.072

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

25. Months to Roll

Months to Roll               Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
15-Nov                          1     110,000    0.1      5.5      5.2   652  92  100    100     100    100       0       0   13  23
16 - 20                         5   1,866,796    2.3     5.23     4.93   741  73 85.7   85.7     100    100       0       0   20  16
21 - 25                        10   4,925,979      6    5.153    4.853   713  60 90.7   89.1      73   89.5    10.5       0   23  13
26 - 30                        88  33,888,361   41.1     6.02     5.72   732  69 85.8   63.3    94.4     58    40.4     1.6   29   7
31 - 35                       117  41,693,789   50.5    6.268    5.962   726  73 82.4   62.6    94.6   93.8       5     1.3   32   4
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

nzmin: 13
max: 35
nzwa: 30

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26. Prepayment Penalty Terms

Prepayment Penalty Terms     Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0                             213  80,048,816     97    6.083     5.78   728  71 84.9   65.9    93.2   79.9    18.8     1.3   30   6
12                              1      80,000    0.1    7.125    6.825   765  56  100      0     100    100       0       0   31   5
24                              1     439,996    0.5    4.625    4.325   741  33  100    100     100      0     100       0   23  13
36                              5   1,501,697    1.8    6.073    5.773   730  77 74.8     32     100   46.2    53.8       0   30   6
60                              1     414,418    0.5    5.875    5.575   727  70    0      0     100    100       0       0   30   6
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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27. Interest Only

Interest Only                Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
N                              43  12,859,491   15.6    5.958    5.658   738  68    0   64.8    98.9   97.4       0     2.6   30   6
Y                             178  69,625,434   84.4    6.097    5.793   726  71  100   65.1    92.4   75.6    23.4       1   30   6
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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28. Interest Only Term

Interest Only Term           Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0                              43  12,859,491   15.6    5.958    5.658   738  68    0   64.8    98.9   97.4       0     2.6   30   6
36                             63  26,757,000   32.4    6.028    5.717   732  70  100   71.5    87.8   93.9     3.4     2.7   29   7
60                              1     167,000    0.2        6      5.7   703  78  100    100     100    100       0       0   33   3
120                           114  42,701,435   51.8    6.141    5.841   722  72  100   60.9    95.2     64      36       0   31   5
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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29. Silent Seconds

Silent Seconds               Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
N                             123  51,548,037   62.5     6.02    5.715   736  68   84   64.8    93.3   77.3    21.7     1.1   30   6
Y                              98  30,936,889   37.5    6.167    5.867   714  76 85.2   65.5    93.5   81.8    16.5     1.7   30   6
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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

30. Servicer

Servicer                     Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
HOMECOMINGS FINANCIAL
  NETWORK                     180  62,105,722   75.3    6.151    5.851   722  72 87.8   62.8    95.8   72.1    26.2     1.7   30   6
GMAC MORTGAGE CORPORATION      26  13,217,348     16    6.021    5.721   749  70 69.5   68.3    91.8    100       0       0   32   4
Other                          15   7,161,855    8.7     5.52    5.182   736  62 82.9   78.3    75.4    100       0       0   26  10
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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31. DTI

DTI                          Count   Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
<= 5.000                        4     731,344    0.9    6.304    6.004   737  80   86     86    62.4   45.1    54.9       0   30   6
5.001 - 10.000                  2     793,933      1    5.511    5.211   771  43 81.9    100     100    100       0       0   32   4
10.001 - 15.000                 3   2,481,221      3    6.597    6.297   726  69  100   75.7     100   64.5    35.5       0   31   5
15.001 - 20.000                 4   1,094,383    1.3    5.891    5.591   730  59  100   52.9     100   59.8    40.2       0   27   9
20.001 - 25.000                 9   3,050,309    3.7    5.914    5.614   756  71 85.5   68.9    95.8   85.9    14.1       0   31   5
25.001 - 30.000                19   6,624,056      8    6.139    5.839   713  73 93.6   55.2    95.6   74.4    20.8     4.7   31   5
30.001 - 35.000                43  15,146,978   18.4    5.924    5.624   722  72 92.9   74.4    89.1   84.2    13.1     2.7   29   7
35.001 - 40.000                38  15,067,150   18.3     6.14    5.835   722  66   72   37.8    98.8   78.5    21.5       0   30   6
40.001 - 45.000                71  24,656,561   29.9    6.104    5.795   726  72 85.2   70.4      89   86.2    12.4     1.4   31   5
45.001 - 50.000                25  10,563,092   12.8    6.183    5.883   743  75 73.4   70.2      98   57.7    42.3       0   30   6
50.001 - 55.000                 2   1,624,000      2    5.576    5.276   744  56  100    100     100    100       0       0   27   9
55.001 - 60.000                 1     651,900    0.8    5.375    5.075   754  80  100    100     100    100       0       0   32   4
Total:                        221  82,484,926    100    6.075    5.772   728  71 84.4     65    93.4     79    19.7     1.3   30   6

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                                                                 8/16/2006 16:45

Information and statistical data herein contained are from sources which The Goldman Sachs Group, Inc. or any of its affiliates ("Goldman Sachs"), believes to be reliable, and does not guarantee its accuracy or completeness. All computational information is subject to change, is for hypothetical purposes only and does not guarantee future results. To the extent securities are discussed herein, Goldman Sachs may have acted as an underwriter, have a position, make a market, purchase or sell the same on a principal basis, or as agent. This is not a solicitation of any order to buy or sell.

Goldman, Sachs & Co.
RFMSI 2006-SA2
Cut-Off Balances
AMORT ss '5'

Selection Criteria: AMORT ss '5'
Table of Contents

1. Summary
2. Loan Type
3. Current Rate
4. Net Rate
5. Conforming
6. Principal Balance
7. Number of Units
8. Original Term
9. RemTerm
10. Age
11. States
12. City
13. Original LTV
14. Combined LTV
15. FICO
16. PMI
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Index
22. Margins
23. Periodic Rate Caps
24. Max Rate
25. Months to Roll
26. Prepayment Penalty Terms
27. Interest Only
28. Interest Only Term
29. Silent Seconds
30. Servicer
31. DTI

1. Summary

As of Date: 2006-08-01
Loan Count: 1,116
Current Balance: 477,621,650
Average Current Balance: 427,976
Gross Weighted Average Coupon: 6.193
Net Weighted Average Coupon: 5.891
Weighted Average Gross Margin: 2.406
Weighted Average Net Margin: 2.104
Weighted Average FICO: 735.345
Weighted Average Original LTV Ratio: 72.676
Weighted Average Combined Original LTV Ratio: 77.667
Weighted Average Debt to Income Ratio: 37.789
Percent of Current Balance in California: 43.535%
Weighted Average Loan Age: 4
Percent of Current Balance with Silent Seconds: 35.958%
Weighted Average Original Term: 360
Weighted Average Maturity: 356
Weighted Average Initial Cap: 5.012
Weighted Average Periodic Cap: 1.865
Weighted Average Life Cap: 5.030
Weighted Average Maximum Rate: 11.223
Weighted Average Months To Roll: 56
Maximum Percent of Current Balance in one Zip Code: 0.734%

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

2. Loan Type

Loan Type                    Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
5 YR ARM                     1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

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3. Current Rate

Current Rate                 Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.250                    1     487,638    0.1     4.25     3.95   809  82    0    100    100    100       0       0   48  12
4.251 - 4.500                    1     535,000    0.1      4.5      4.2   797  43  100    100    100      0     100       0   44  16
4.501 - 4.750                    1     530,000    0.1     4.75     4.45   720  72  100    100    100    100       0       0   55   5
4.751 - 5.000                    9   4,040,573    0.8    4.953    4.653   758  71 49.1    100    100   85.5    14.5       0   55   5
5.001 - 5.250                   13   7,215,833    1.5    5.233    4.933   770  75  100   73.5    100   74.8    10.1    15.1   53   7
5.251 - 5.500                   57  27,106,132    5.7    5.444    5.144   734  73 86.7   84.1   98.2   83.9    14.1       2   55   5
5.501 - 5.750                   86  43,888,292    9.2    5.709    5.409   748  70 83.7   69.3   94.2     85    14.4     0.6   55   5
5.751 - 6.000                  195  89,497,634   18.7    5.934    5.634   741  70 83.9   62.1   96.3   83.5    15.7     0.7   56   4
6.001 - 6.250                  242 112,922,984   23.6    6.187    5.887   736  72 92.1   64.5   98.2     77    22.5     0.5   56   4
6.251 - 6.500                  242 101,918,467   21.3    6.439    6.139   734  73 91.8   52.1   95.3   83.9    14.8     1.3   56   4
6.501 - 6.750                  148  51,454,565   10.8     6.69    6.384   722  75 83.5   59.9   93.4   95.2     4.8       0   57   3
6.751 - 7.000                   91  30,454,580    6.4    6.908    6.593   722  76 92.3   39.1   88.7   83.4    16.6       0   57   3
7.001 - 7.250                   29   7,141,951    1.5    7.159    6.859   708  79 83.7   52.4   70.2   92.7     3.8     3.5   57   3
7.501 - 7.750                    1     428,000    0.1     7.75     7.45   699  80  100      0    100    100       0       0   54   6
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

min: 4.250
max: 7.750
wa: 6.193

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4. Net Rate

Net Rate                     Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
3.751 - 4.000                    1     487,638    0.1     4.25     3.95   809  82    0    100    100    100       0       0   48  12
4.001 - 4.250                    1     535,000    0.1      4.5      4.2   797  43  100    100    100      0     100       0   44  16
4.251 - 4.500                    1     530,000    0.1     4.75     4.45   720  72  100    100    100    100       0       0   55   5
4.501 - 4.750                    9   4,040,573    0.8    4.953    4.653   758  71 49.1    100    100   85.5    14.5       0   55   5
4.751 - 5.000                   13   7,215,833    1.5    5.233    4.933   770  75  100   73.5    100   74.8    10.1    15.1   53   7
5.001 - 5.250                   57  27,106,132    5.7    5.444    5.144   734  73 86.7   84.1   98.2   83.9    14.1       2   55   5
5.251 - 5.500                   86  43,888,292    9.2    5.709    5.409   748  70 83.7   69.3   94.2     85    14.4     0.6   55   5
5.501 - 5.750                  195  89,497,634   18.7    5.934    5.634   741  70 83.9   62.1   96.3   83.5    15.7     0.7   56   4
5.751 - 6.000                  246 114,376,831   23.9    6.193    5.887   735  73 92.2   64.3   97.9   76.6    22.9     0.5   56   4
6.001 - 6.250                  241 101,743,059   21.3    6.441     6.14   734  73 91.3   52.4   95.3   83.9    14.9     1.3   56   4
6.251 - 6.500                  147  51,234,846   10.7    6.692    6.391   721  76 84.4   60.5   94.1   95.9     4.1       0   57   3
6.501 - 6.750                   89  29,395,860    6.2    6.909    6.605   722  75   92   36.9   88.3   84.1    15.9       0   57   3
6.751 - 7.000                   29   7,141,951    1.5    7.159    6.859   708  79 83.7   52.4   70.2   92.7     3.8     3.5   57   3
7.251 - 7.500                    1     428,000    0.1     7.75     7.45   699  80  100      0    100    100       0       0   54   6
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

min: 3.950
max: 7.450
wa: 5.891

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

5. Conforming

Conforming                   Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CONFORMING                     505 123,808,894   25.9    6.359    6.055   724  75 88.4     63   95.3     81    17.4     1.6   56   4
NON CONFORMING                 611 353,812,756   74.1    6.135    5.834   739  72 87.9   60.5   95.4   84.3      15     0.8   56   4
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

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6. Principal Balance

Principal Balance            Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
50,001 - 100,000                13   1,146,743    0.2    6.591    6.291   725  79   76   71.2    100   91.6     8.4       0   56   4
100,001 - 150,000               71   9,106,425    1.9    6.539    6.239   720  78 90.3   72.6     90   89.1    10.9       0   57   3
150,001 - 200,000              110  19,397,645    4.1    6.337    6.037   723  76 84.3     69   88.8   82.2    17.8       0   56   4
200,001 - 250,000               80  18,248,956    3.8    6.377    6.075   725  76 77.6   63.6   92.6   85.8     8.9     5.3   56   4
250,001 - 275,000               47  12,306,638    2.6    6.364    6.064   722  75 91.8   68.1   95.6   76.6    21.3       2   56   4
275,001 - 350,000              107  32,894,629    6.9    6.315    6.015   723  76   92   60.5   99.1   76.4    22.6       1   56   4
350,001 - 400,000               47  17,611,489    3.7    6.365    6.052   727  74 93.8   59.4   95.6   78.7    21.3       0   56   4
400,001 - 450,000              122  52,430,619     11    6.241    5.935   733  74 86.9   53.3   97.6   82.8    16.4     0.8   56   4
450,001 - 500,000              165  79,022,763   16.5    6.176    5.875   738  72 83.2   58.8   95.1   90.2     9.2     0.6   56   4
500,001 - 550,000               78  40,974,184    8.6    6.055    5.755   734  75 91.1   69.1   96.2   78.2    20.5     1.3   56   4
550,001 - 600,000               83  47,918,107     10    6.164    5.862   750  74 89.2   61.5   90.2   81.9    16.9     1.2   56   4
600,001 - 750,000              109  71,776,542     15     6.14    5.838   739  72 91.5   56.3   97.2   88.2    11.8       0   56   4
750,001 - 850,000               45  35,849,677    7.5    6.026    5.726   735  69 88.6   62.1   97.7   88.6    11.4       0   55   5
850,001 - 950,000               15  13,476,616    2.8    6.121    5.821   743  68 86.5   66.8   93.1   73.4    26.6       0   56   4
950,001 - 1,000,000             19  18,761,135    3.9    6.091    5.791   738  60 84.3   63.2   94.7     84      16       0   56   4
1,000,001 - 1,250,000            2   2,239,994    0.5    5.443    5.143   789  76  100    100    100   51.3       0    48.7   56   4
1,250,001 - 1,500,000            3   4,459,487    0.9    6.501    6.201   749  58  100   66.4    100   32.7    67.3       0   57   3
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

min: 75,405
max: 1,500,000
avg: 427,976

      Top

7. Number of Units

Number of Units              Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1                            1,094 468,305,695     98    6.186    5.884   735  73 88.3   61.4   95.3   83.6    15.4       1   56   4
2                               21   8,745,956    1.8    6.568    6.268   733  75 76.8   45.4    100   72.8    27.2       0   56   4
3                                1     569,999    0.1    6.125    5.825   785  44  100    100    100    100       0       0   58   2
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

      Top

8. Original Term

Original Term                Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
360                          1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

min: 360
max: 360
wa: 360

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

9. RemTerm

RemTerm                      Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
337                              1     195,202      0      5.5      5.2   743  80  100    100    100      0     100       0   37  23
341                              1     166,946      0        5      4.7   709  59    0    100    100    100       0       0   41  19
344                              2     686,000    0.1    4.775    4.475   772  51  100    100    100     22      78       0   44  16
345                              1     250,744    0.1    5.625    5.325   733  46    0      0    100      0     100       0   45  15
347                              2     541,671    0.1     5.25     4.95   745  72  100   64.1    100    100       0       0   47  13
348                              4   1,275,637    0.3    4.959    4.659   776  72 61.8    100    100     88      12       0   48  12
349                              1     292,000    0.1        6      5.7   743  80  100    100    100      0     100       0   49  11
350                              3   1,258,892    0.3    5.872    5.572   784  63  100   62.3   53.6   84.1    15.9       0   50  10
351                             23  10,753,880    2.3    5.586    5.279   754  70 93.2   60.5    100   69.1    26.5     4.4   51   9
352                              5   1,293,868    0.3    6.116    5.816   730  74 62.6   58.3    100   60.2    39.8       0   52   8
353                             29  13,940,215    2.9    5.803    5.503   753  74 93.7   39.9   95.8   84.4    13.3     2.3   53   7
354                             74  38,881,090    8.1    6.028    5.728   734  72 86.7   49.9   97.2   69.9    24.6     5.5   54   6
355                            157  77,847,811   16.3    6.116    5.814   731  71 89.7   56.3   94.6     82    16.4     1.6   55   5
356                            316 135,874,145   28.4    6.212    5.908   735  74 90.3   67.9   93.5   87.1    12.5     0.4   56   4
357                            393 154,983,296   32.4    6.311     6.01   735  73 86.1   63.4   96.7   82.7    17.3       0   57   3
358                             93  32,610,024    6.8    6.385    6.085   734  71 84.9   52.4   96.5   99.6     0.4       0   58   2
359                             11   6,770,228    1.4    6.401    6.101   723  75 81.9   68.3   92.3     81      19       0   59   1
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

min: 337
max: 359
wa: 356

      Top

10. Age

Age                          Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1                               11   6,770,228    1.4    6.401    6.101   723  75 81.9   68.3   92.3     81      19       0   59   1
2                               93  32,610,024    6.8    6.385    6.085   734  71 84.9   52.4   96.5   99.6     0.4       0   58   2
3                              393 154,983,296   32.4    6.311     6.01   735  73 86.1   63.4   96.7   82.7    17.3       0   57   3
4                              316 135,874,145   28.4    6.212    5.908   735  74 90.3   67.9   93.5   87.1    12.5     0.4   56   4
5                              157  77,847,811   16.3    6.116    5.814   731  71 89.7   56.3   94.6     82    16.4     1.6   55   5
6                               74  38,881,090    8.1    6.028    5.728   734  72 86.7   49.9   97.2   69.9    24.6     5.5   54   6
7                               29  13,940,215    2.9    5.803    5.503   753  74 93.7   39.9   95.8   84.4    13.3     2.3   53   7
8                                5   1,293,868    0.3    6.116    5.816   730  74 62.6   58.3    100   60.2    39.8       0   52   8
9                               23  10,753,880    2.3    5.586    5.279   754  70 93.2   60.5    100   69.1    26.5     4.4   51   9
10                               3   1,258,892    0.3    5.872    5.572   784  63  100   62.3   53.6   84.1    15.9       0   50  10
11                               1     292,000    0.1        6      5.7   743  80  100    100    100      0     100       0   49  11
12                               4   1,275,637    0.3    4.959    4.659   776  72 61.8    100    100     88      12       0   48  12
13                               2     541,671    0.1     5.25     4.95   745  72  100   64.1    100    100       0       0   47  13
15                               1     250,744    0.1    5.625    5.325   733  46    0      0    100      0     100       0   45  15
16                               2     686,000    0.1    4.775    4.475   772  51  100    100    100     22      78       0   44  16
19                               1     166,946      0        5      4.7   709  59    0    100    100    100       0       0   41  19
23                               1     195,202      0      5.5      5.2   743  80  100    100    100      0     100       0   37  23
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

min: 1
max: 23
wa: 4

      Top

11. States

States                       Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CA                             418 207,934,180   43.5    6.147    5.846   735  72 90.5   56.7   96.9   90.1     8.9     0.9   56   4
AZ                              92  38,197,995      8    6.358    6.055   734  71 93.1   61.5   95.8   92.6     7.4       0   56   4
VA                              82  36,945,500    7.7    6.164    5.864   739  75 91.8   65.9   97.3   31.4    67.8     0.9   56   4
WA                              90  32,262,589    6.8     6.18    5.878   731  75 83.7   65.5    100     94       6       0   57   3
FL                              64  23,593,650    4.9    6.429    6.126   735  72 85.4   59.4   84.9   93.5     6.5       0   56   4
MD                              32  15,719,491    3.3     6.07     5.77   731  70 85.1   64.4   96.3   56.9    43.1       0   55   5
CO                              33   9,708,626      2    6.311    6.011   739  73 84.6   56.6    100    100       0       0   56   4
DC                              18   9,289,929    1.9    6.137    5.837   733  77  100   74.7   94.4   10.6    89.4       0   56   4
NJ                              22   8,760,253    1.8    6.376    6.076   724  77 95.8   59.7   94.3    100       0       0   56   4
NY                              17   8,334,382    1.7    5.893    5.593   760  71 78.6   69.8   92.8   73.8    10.2      16   55   5
NV                              19   8,105,237    1.7    6.351    6.012   750  76 86.2   62.9   83.2   81.9    18.1       0   56   4
NC                              20   7,571,787    1.6    6.146    5.846   748  71 85.1   67.4   77.1   96.8     3.2       0   56   4
OR                              26   7,534,446    1.6    6.246    5.946   738  76 71.8   67.3   95.4   89.6     7.4       3   56   4
IL                              18   6,978,351    1.5    6.279    5.979   733  71   86   53.7    100   90.6     9.4       0   56   4
GA                              17   6,823,844    1.4    6.106    5.806   740  74 75.9   64.9    100   92.7     7.3       0   56   4
MA                              10   5,078,342    1.1    6.156    5.856   729  70 91.4   83.8    100   93.9     6.1       0   56   4
UT                              14   4,506,859    0.9    6.301    6.001   731  71 51.9   54.9     92   75.6    24.4       0   55   5
SC                              15   3,959,301    0.8    6.229    5.929   733  72 81.9   72.3   68.3   94.9     5.1       0   56   4
TX                               9   3,595,685    0.8    5.938    5.638   739  76  100   69.9   87.2    100       0       0   55   5
PA                               8   2,976,562    0.6     6.14     5.84   736  73 76.9   92.3    100   92.9     7.1       0   56   4
CT                               9   2,879,436    0.6    6.327    6.027   700  76  100   73.2    100    100       0       0   57   3
ID                               9   2,806,018    0.6      6.2      5.9   737  70 92.2   28.7    100    100       0       0   56   4
MI                              10   2,730,917    0.6    6.221    5.921   763  79 54.5   73.2    100     94       6       0   57   3
OH                               5   2,589,685    0.5    5.995    5.695   744  69 77.9   74.9    100   53.3    25.1    21.6   55   5
HI                               4   2,558,186    0.5    6.167    5.867   717  73  100   51.7    100   82.4    17.6       0   56   4
DE                               2   2,385,537    0.5    6.132    5.832   776  55  100    100   61.2   61.2    38.8       0   56   4
MN                              10   2,151,599    0.5    6.388    6.088   731  80 78.8   37.8    100   94.4     5.6       0   56   4
TN                               5   1,660,978    0.3    6.143    5.843   753  79   88   71.1   71.7    100       0       0   56   4
WI                               6   1,632,424    0.3     6.57     6.27   734  74  100   45.3    100   80.9    19.1       0   56   4
AL                               7   1,237,754    0.3    5.979    5.679   723  82   79    100    100    100       0       0   56   4
LA                               6   1,080,170    0.2    6.346    6.046   718  78  100   46.3    100   62.5    14.2    23.3   53   7
KS                               2   1,017,225    0.2    5.792    5.492   786  75 16.8    100    100   83.2    16.8       0   56   4
NM                               2     975,162    0.2    6.635    6.335   688  80 69.3    100    100   69.3    30.7       0   58   2
ME                               2     923,000    0.2    7.348    6.981   711  64  100      0   46.4    100       0       0   55   5
RI                               3     799,421    0.2    6.001    5.701   691  80 13.8    100    100    100       0       0   56   4
MO                               3     675,484    0.1    6.823    6.523   712  77  100    100    100    100       0       0   56   4
MS                               1     487,638    0.1     4.25     3.95   809  82    0    100    100    100       0       0   48  12
NH                               1     457,463    0.1    5.875    5.575   692  80    0      0    100    100       0       0   58   2
KY                               2     331,000    0.1    5.274    4.974   727  80  100    100    100   45.6    54.4       0   48  12
AR                               1     153,600      0      6.5      6.2   722  80  100      0    100    100       0       0   57   3
IN                               1     132,741      0    6.125    5.825   767  79    0      0    100    100       0       0   58   2
WY                               1      79,200      0    7.125    6.825   656  80  100    100    100    100       0       0   57   3
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

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12. City

City                         Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
SCOTTSDALE                      20  12,307,172    2.6    6.325    6.025   741  68  100   68.5   98.5    100       0       0   56   4
SAN JOSE                        21  11,594,889    2.4    6.204    5.904   741  76 96.2   61.2    100   90.6     9.4       0   56   4
SAN DIEGO                       22  11,196,653    2.3    6.137    5.837   721  71 86.6   61.8    100   90.8     9.2       0   56   4
WASHINGTON                      18   9,289,929    1.9    6.137    5.837   733  77  100   74.7   94.4   10.6    89.4       0   56   4
LOS ANGELES                     12   6,831,647    1.4    6.226    5.926   711  66 84.2   40.6    100   94.6     5.4       0   55   5
PHOENIX                         16   5,717,896    1.2    6.428    6.128   726  78 90.9   68.3   92.1   81.5    18.5       0   57   3
CORONA                          10   4,840,992      1    6.182    5.882   732  74 85.5   54.9    100    100       0       0   56   4
WOODBRIDGE                       8   3,944,516    0.8    6.181    5.881   734  78  100   72.2    100   57.2    42.8       0   56   4
CARLSBAD                         6   3,380,237    0.7    5.778    5.478   735  67   88   50.1    100    100       0       0   54   6
ALEXANDRIA                       7   3,321,716    0.7     5.89     5.59   769  76   69   71.3    100   56.3    43.7       0   56   4
SAN CLEMENTE                     4   3,294,959    0.7    5.648    5.348   736  73 76.1   46.9    100   69.7    30.3       0   55   5
SAN FRANCISCO                    5   3,168,445    0.7    6.275    5.975   744  65 73.4   58.2    100   47.4    52.6       0   57   3
Other                          967 398,732,598   83.5    6.198    5.896   736  73 87.5     61   94.7   84.6    14.3     1.2   56   4
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

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

13. Original LTV

Original LTV                 Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                  66  34,550,772    7.2    6.038    5.735   754  42 75.7   50.1   91.7   92.1     7.2     0.7   55   5
50.001 - 60.000                 70  32,383,926    6.8    6.157    5.855   744  57 86.6   46.1   98.1   92.8     6.4     0.8   56   4
60.001 - 70.000                139  72,065,525   15.1    6.145    5.845   733  67 87.8   50.7   98.1   83.2    16.8       0   56   4
70.001 - 75.000                155  83,593,711   17.5    6.174    5.873   734  74   89   60.1   94.5     80    17.5     2.5   56   4
75.001 - 80.000                661 247,922,511   51.9    6.234    5.933   734  80 90.1   67.7   95.1   82.1    17.1     0.8   56   4
80.001 - 85.000                  4     955,830    0.2    5.154    4.854   769  83   49    100    100    100       0       0   52   8
85.001 - 90.000                 15   4,616,258      1    6.629    6.226   679  89 80.9   74.9   86.8   82.9    17.1       0   57   3
90.001 - 95.000                  6   1,533,116    0.3    6.551    6.251   732  95 70.8   50.4    100    100       0       0   56   4
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

min: 14.000
max: 95.000
wa: 72.676

      Top

14. Combined LTV

Combined LTV                 Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                  61  32,068,506    6.7    6.036    5.732   754  41 75.4   47.7   91.1   91.5     7.8     0.8   55   5
50.001 - 60.000                 66  29,612,144    6.2    6.141    5.839   747  56 84.7     45   97.9   92.2       7     0.8   56   4
60.001 - 70.000                117  60,640,307   12.7    6.136    5.836   736  67 90.6   50.9   98.3   86.7    13.3       0   56   4
70.001 - 75.000                111  59,210,077   12.4     6.15    5.849   736  74 87.2   69.2   93.8   88.4     8.1     3.5   56   4
75.001 - 80.000                299 136,927,669   28.7    6.097    5.796   739  79 89.1     70   94.8   87.6    11.5     0.9   56   4
80.001 - 85.000                 30  12,119,560    2.5    6.199    5.899   720  76 88.9   71.6    100   66.9    33.1       0   56   4
85.001 - 90.000                159  64,586,092   13.5    6.346    6.038   729  78 89.7   42.1   91.1     69    30.2     0.8   56   4
90.001 - 95.000                168  53,997,466   11.3    6.424    6.124   712  80 89.8   60.1   98.3     84    15.5     0.5   56   4
95.001 - 100.000               105  28,459,829      6    6.311     6.01   746  80 89.9   96.6   99.3   66.7    33.3       0   56   4
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

min: 14.000
max: 100.000
wa: 77.667

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15. FICO

FICO                         Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
620 - 649                       55  17,141,381    3.6    6.528    6.228   637  75 83.4   93.6    100   91.7     8.3       0   56   4
650 - 699                      225  89,990,997   18.8     6.27    5.967   681  74 89.3   64.8   98.5   85.4      14     0.6   56   4
700 - 749                      391 165,871,272   34.7    6.206    5.904   725  74 89.3   54.4   96.8   81.3    17.8     0.9   56   4
750 - 799                      406 187,961,160   39.4    6.117    5.817   773  71 88.6   61.6   92.6   83.7    15.2     1.1   56   4
800 - 819                       39  16,656,839    3.5    6.159    5.855   806  72 68.3   70.8   89.8   82.2    14.4     3.4   56   4
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

nzmin: 621
max: 817
nzwa: 735

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

16. PMI

PMI                          Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                     1,091 470,516,445   98.5     6.19    5.889   736  72 88.3     61   95.4   83.4    15.7       1   56   4
Insured and OLTV > 80%          25   7,105,205    1.5    6.414    6.047   703  90 74.5     73   91.4   88.9    11.1       0   56   4
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

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17. Property Type

Property Type                Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CONDO                          139  51,043,833   10.7    6.177    5.877   734  76 88.4   70.1   89.5   72.2    25.2     2.6   56   4
MODULAR                          1     166,946      0        5      4.7   709  59    0    100    100    100       0       0   41  19
PUD                            321 145,885,344   30.5    6.167    5.863   739  72 88.4   64.5   95.2   81.7    17.8     0.5   56   4
SINGLE FAMILY                  647 276,460,936   57.9    6.213    5.912   734  72 87.7   57.4   96.7   86.8    12.3     0.9   56   4
TOWNHOUSE                        8   4,064,591    0.9    6.043    5.743   743  70  100   78.8   85.2   55.7    44.3       0   55   5
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

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18. Occupancy Code

Occupancy Code               Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED               1,058 455,463,566   95.4    6.182     5.88   734  73 87.8   61.6    100   83.4    15.6       1   56   4
SECOND HOME                     58  22,158,084    4.6    6.425    6.112   760  72 92.4     53      0     85      15       0   56   4
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

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19. Purpose

Purpose                      Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                   321 134,396,678   28.1    6.227    5.926   729  69 89.1   73.3     99   91.1     8.5     0.4   56   4
CONSTRUCTION TO PERMANENT        2     602,656    0.1    6.657    6.357   720  77  100      0   68.6    100       0       0   56   4
PURCHASE                       550 232,135,097   48.6    6.157    5.854   744  76 85.7   59.8   92.4   76.4      22     1.6   56   4
RATE/TERM REFI                 243 110,487,219   23.1    6.226    5.925   725  70 91.7   49.5   97.3   88.8    10.9     0.3   56   4
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

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20. Documentation Type

Documentation Type           Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
ALT DOC                         14   5,163,401    1.1    6.283    5.983   722  78   77      0   96.6   91.9     8.1       0   56   4
FULL DOC                       695 292,118,412   61.2    6.126    5.825   733  74 87.6    100     96   83.2    15.6     1.2   56   4
LIMITED DOC                    406 179,891,838   37.7    6.298    5.995   739  71 89.1      0   94.3   83.5    15.8     0.7   56   4
NO DOC                           1     448,000    0.1    6.875    6.575   737  75  100      0    100    100       0       0   58   2
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

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

21. Index

Index                        Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR                     934 398,499,033   83.4    6.204    5.903   735  72 87.1     61   95.3    100       0       0   56   4
1YR CMT                         11   4,637,637      1    5.928    5.628   747  74 94.6   73.3    100      0       0     100   54   6
6 MO LIBOR                     171  74,484,981   15.6    6.152    5.845   737  75 92.9   61.2   95.5      0     100       0   55   5
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

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22. Margins

Margins                      Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1.875                            8   3,045,350    0.6    6.153    5.853   774  70  100   84.4    100    100       0       0   54   6
2.125                            1     251,946    0.1    5.375    5.075   725  80    0    100    100    100       0       0   57   3
2.25                           801 324,079,246   67.9    6.221    5.919   732  73 90.4     55   95.9   83.3    16.7     0.1   56   4
2.5                              2   1,574,194    0.3    5.288    4.988   784  77  100    100    100   30.8       0    69.2   54   6
2.75                           300 146,233,877   30.6    6.143     5.84   740  72 82.6   74.3     94   85.4    12.4     2.3   56   4
3                                1     535,000    0.1      4.5      4.2   797  43  100    100    100      0     100       0   44  16
3.25                             3   1,902,037    0.4     6.71     6.41   769  71  100   21.1    100      0     100       0   57   3
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

min: 1.875
max: 3.250
wa: 2.406

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23. Periodic Rate Caps

Periodic Rate Caps           Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
'1/1/5                           2     738,000    0.2    5.943    5.643   748  76  100    100   81.8      0     100       0   55   5
'2/2/5                           4   1,121,508    0.2    6.098    5.798   753  65 56.7   18.6    100    100       0       0   56   4
'2/2/6                           1     251,946    0.1    5.375    5.075   725  80    0    100    100    100       0       0   57   3
'3/1/6                           1     535,000    0.1      4.5      4.2   797  43  100    100    100      0     100       0   44  16
'4.375/2/5                       1     995,000    0.2      6.5      6.2   751  35  100      0    100    100       0       0   55   5
'4.875/2/5                       1     428,000    0.1     6.75     6.45   721  80  100      0    100    100       0       0   56   4
'5.125/1/5                       1     259,100    0.1      6.5      6.2   753  80  100    100    100      0     100       0   57   3
'5.625/2/5                       1     499,649    0.1    5.875    5.575   678  75  100    100    100    100       0       0   56   4
'5.75/2/5                        1     691,668    0.1        6      5.7   764  75    0    100      0    100       0       0   56   3
'5/1/5                         138  61,567,530   12.9    6.191    5.882   736  76 93.9   63.2   95.7      1      99       0   56   4
'5/2/5                         930 396,820,061   83.1    6.204    5.903   735  72 87.3   61.1   95.4   99.1       0     0.9   56   4
'6/1/6                           6   1,458,839    0.3    5.715    5.415   747  73 82.8   57.6    100      0     100       0   47  13
'6/2/6                          29  12,255,348    2.6    5.989    5.689   745  74 89.5   54.2   95.3    5.1      86     8.9   54   6
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

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

24. Max Rate

Max Rate                     Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                    1     487,638    0.1     4.25     3.95   809  82    0    100    100    100       0       0   48  12
9.501 - 10.000                   9   4,390,573    0.9    4.931    4.631   753  71 53.2    100    100   90.7     9.3       0   55   5
10.001 - 10.500                 63  31,653,220    6.6    5.384    5.084   740  73 89.4     84   98.4   86.4    11.9     1.7   55   5
10.501 - 11.000                271 129,869,420   27.2    5.861    5.561   744  70 84.4   64.2   95.5   86.2    13.1     0.7   55   5
11.001 - 11.500                477 211,281,711   44.2    6.293    5.992   735  73 91.8   59.3     97     82    16.6     1.4   56   4
11.501 - 12.000                249  85,483,253   17.9    6.727    6.418   722  75 85.7   53.3     92   87.1    12.9       0   56   4
12.001 - 12.500                 44  13,905,437    2.9    6.753    6.453   726  77 90.1     46   80.6   47.6    50.6     1.8   56   4
12.501 - 13.000                  2     550,398    0.1    7.555    7.255   705  80  100      0    100   77.8    22.2       0   54   6
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

min: 9.250
max: 12.875
nzwa: 11.223

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25. Months to Roll

Months to Roll               Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
36 - 40                          1     195,202      0      5.5      5.2   743  80  100    100    100      0     100       0   37  23
41 - 45                          4   1,103,691    0.2    5.002    4.702   754  51 62.2   77.3    100   28.8    71.2       0   44  16
46 - 50                         10   3,368,201    0.7    5.437    5.137   771  69 85.5   80.1   82.7   80.8    19.2       0   49  11
51 - 55                        287 142,516,863   29.8    6.021    5.719   736  71 89.2   53.2     96   77.9    19.2     2.9   54   6
56 - 60                        814 330,437,693   69.2    6.279    5.977   735  73 87.7   64.3   95.2   86.1    13.8     0.2   57   3
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

nzmin: 37
max: 59
nzwa: 56

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26. Prepayment Penalty Terms

Prepayment Penalty Terms     Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0                            1,064 453,389,732   94.9    6.199    5.897   736  73   88   61.8   95.1   84.3    14.9     0.8   56   4
12                               4   1,758,200    0.4    6.136    5.794   766  79  100   61.6    100   28.2    71.8       0   53   7
36                              47  22,278,515    4.7    6.079    5.779   718  71 88.3   48.4    100     70    25.1     4.9   55   5
60                               1     195,202      0      5.5      5.2   743  80  100    100    100      0     100       0   37  23
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

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27. Interest Only

Interest Only                Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
N                              140  57,017,169   11.9    6.122    5.821   739  70    0   63.4   97.1   90.3     9.3     0.4   56   4
Y                              976 420,604,481   88.1    6.203    5.901   735  73  100   60.9   95.1   82.5    16.5       1   56   4
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

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

28. Interest Only Term

Interest Only Term           Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0                              140  57,017,169   11.9    6.122    5.821   739  70    0   63.4   97.1   90.3     9.3     0.4   56   4
60                             358 179,533,704   37.6     6.14    5.838   738  72  100   65.4   94.6   95.5       2     2.4   56   4
120                            618 241,070,777   50.5     6.25    5.947   733  74  100   57.5   95.5   72.8    27.2       0   56   4
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

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29. Silent Seconds

Silent Seconds               Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
N                              646 305,880,538     64    6.121    5.818   740  71 86.9   62.3   94.8   88.3    10.5     1.3   56   4
Y                              470 171,741,112     36    6.321    6.021   727  77 90.2   59.1   96.4   74.8    24.7     0.5   56   4
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

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30. Servicer

Servicer                     Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
HOMECOMINGS FINANCIAL
   NETWORK                     770 306,936,785   64.3    6.214    5.914   732  73 90.2   54.2   96.3   80.9    17.9     1.2   56   4
GMAC MORTGAGE CORPORATION      232 125,204,055   26.2     6.11    5.806   738  71 83.1   77.2   94.3   98.5     1.5       0   56   4
Other                          114  45,480,809    9.5    6.282    5.971   750  73 87.4   64.1   92.2   58.7    38.9     2.4   56   4
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

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31. DTI

DTI                          Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
<= 5.000                         1     448,000    0.1    6.875    6.575   737  75  100      0    100    100       0       0   58   2
5.001 - 10.000                   3   1,948,292    0.4    6.151    5.851   752  68 75.5    100    100    100       0       0   56   4
10.001 - 15.000                  5   1,604,000    0.3    6.541    6.241   753  58  100   12.2    100   80.8    19.2       0   54   6
15.001 - 20.000                 22  11,627,954    2.4    5.928    5.628   755  70 92.7   68.5   88.9   77.1    13.5     9.4   55   5
20.001 - 25.000                 45  19,016,587      4     6.08     5.78   752  69   88   49.2   95.4   87.4     9.6     2.9   56   4
25.001 - 30.000                 89  41,143,604    8.6    6.118    5.818   749  69 83.3   53.3   92.3   91.1     7.5     1.4   56   4
30.001 - 35.000                201  85,030,471   17.8    6.185    5.885   742  72 85.5   54.7   94.7   83.5    16.5       0   56   4
35.001 - 40.000                308 134,270,678   28.1    6.217    5.915   733  72 89.5   51.7   95.5   83.4    15.8     0.9   56   4
40.001 - 45.000                307 121,061,995   25.3    6.221    5.916   725  75 88.9   74.4   98.1   85.2    13.7       1   56   4
45.001 - 50.000                134  61,282,548   12.8    6.218    5.917   732  74 88.9   72.7   93.7     74      26       0   56   4
50.001 - 55.000                  1     187,521      0    7.125    6.825   801  80  100    100      0    100       0       0   56   4
Total:                       1,116 477,621,650    100    6.193    5.891   735  73 88.1   61.2   95.4   83.4    15.6       1   56   4

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                                                                 8/16/2006 16:45

Information and statistical data herein contained are from sources which The Goldman Sachs Group, Inc. or any of its affiliates ("Goldman Sachs"), believes to be reliable, and does not guarantee its accuracy or completeness. All computational information is subject to change, is for hypothetical purposes only and does not guarantee future results. To the extent securities are discussed herein, Goldman Sachs may have acted as an underwriter, have a position, make a market, purchase or sell the same on a principal basis, or as agent. This is not a solicitation of any order to buy or sell.

Goldman, Sachs & Co.
RFMSI 2006-SA2
Cut-Off Balances
AMORT ss '7'

Selection Criteria: AMORT ss '7'
Table of Contents

1. Summary
2. Loan Type
3. Current Rate
4. Net Rate
5. Conforming
6. Principal Balance
7. Number of Units
8. Original Term
9. RemTerm
10. Age
11. States
12. City
13. Original LTV
14. Combined LTV
15. FICO
16. PMI
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Index
22. Margins
23. Periodic Rate Caps
24. Max Rate
25. Months to Roll
26. Prepayment Penalty Terms
27. Interest Only
28. Interest Only Term
29. Silent Seconds
30. Servicer
31. DTI

1. Summary

As of Date: 2006-08-01
Loan Count: 278
Current Balance: 120,485,174
Average Current Balance: 433,400
Gross Weighted Average Coupon: 6.218
Net Weighted Average Coupon: 5.918
Weighted Average Gross Margin: 2.449
Weighted Average Net Margin: 2.149
Weighted Average FICO: 735.787
Weighted Average Original LTV Ratio: 71.932
Weighted Average Combined Original LTV Ratio: 75.916
Weighted Average Debt to Income Ratio: 37.365
Percent of Current Balance in California: 39.929%
Weighted Average Loan Age: 4
Percent of Current Balance with Silent Seconds: 28.490%
Weighted Average Original Term: 360
Weighted Average Maturity: 356
Weighted Average Initial Cap: 5.036
Weighted Average Periodic Cap: 1.891
Weighted Average Life Cap: 5.047
Weighted Average Maximum Rate: 11.265
Weighted Average Months To Roll: 80
Maximum Percent of Current Balance in one Zip Code: 1.583%

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

2. Loan Type

Loan Type                    Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
7 YR ARM                      278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

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3. Current Rate

Current Rate                 Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.250                   6    3,121,938    2.6     5.21     4.91   757  72 85.3   84.6    100   84.1    15.9     0     79   5
5.251 - 5.500                  22   10,481,389    8.7    5.471    5.171   762  68 82.3   91.9    100   86.7    13.3     0     77   7
5.501 - 5.750                  21   11,230,613    9.3      5.7      5.4   749  71 78.7   77.3   93.8   83.5    16.5     0     79   5
5.751 - 6.000                  33   15,915,016   13.2    5.952    5.652   739  70 83.4   71.3   95.8     82      18     0     79   5
6.001 - 6.250                  56   25,294,133     21    6.186    5.886   747  73 90.3   67.6    100   80.2    19.8     0     79   5
6.251 - 6.500                  58   27,064,804   22.5    6.437    6.137   735  71 96.5   63.8   94.4   94.7     5.3     0     80   4
6.501 - 6.750                  47   16,775,007   13.9    6.686    6.386   711  73 97.7     58   97.5   89.2    10.8     0     81   3
6.751 - 7.000                  23    7,540,806    6.3    6.905    6.605   691  75 95.5   67.8   94.4    100       0     0     81   3
7.001 - 7.250                  12    3,061,468    2.5    7.156    6.856   716  82 94.2   59.7   78.3    100       0     0     80   4
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

min: 5.125
max: 7.250
wa: 6.218

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4. Net Rate

Net Rate                     Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
4.751 - 5.000                   6    3,121,938    2.6     5.21     4.91   757  72 85.3   84.6    100   84.1    15.9     0     79   5
5.001 - 5.250                  22   10,481,389    8.7    5.471    5.171   762  68 82.3   91.9    100   86.7    13.3     0     77   7
5.251 - 5.500                  21   11,230,613    9.3      5.7      5.4   749  71 78.7   77.3   93.8   83.5    16.5     0     79   5
5.501 - 5.750                  33   15,915,016   13.2    5.952    5.652   739  70 83.4   71.3   95.8     82      18     0     79   5
5.751 - 6.000                  56   25,294,133     21    6.186    5.886   747  73 90.3   67.6    100   80.2    19.8     0     79   5
6.001 - 6.250                  58   27,064,804   22.5    6.437    6.137   735  71 96.5   63.8   94.4   94.7     5.3     0     80   4
6.251 - 6.500                  47   16,775,007   13.9    6.686    6.386   711  73 97.7     58   97.5   89.2    10.8     0     81   3
6.501 - 6.750                  23    7,540,806    6.3    6.905    6.605   691  75 95.5   67.8   94.4    100       0     0     81   3
6.751 - 7.000                  12    3,061,468    2.5    7.156    6.856   716  82 94.2   59.7   78.3    100       0     0     80   4
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

min: 4.825
max: 6.950
wa: 5.918

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

5. Conforming

Conforming                   Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CONFORMING                    133   32,722,938   27.2    6.421    6.121   728  75 88.9   62.4   96.1   85.9    14.1     0     80   4
NON CONFORMING                145   87,762,235   72.8    6.142    5.842   739  71 90.8   71.7   96.4   88.3    11.7     0     79   5
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

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6. Principal Balance

Principal Balance            Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
50,001 - 100,000                8      714,208    0.6    6.665    6.365   707  72 88.9   76.4   87.5    100       0     0     80   4
100,001 - 150,000              15    1,992,406    1.7    6.501    6.201   729  75 79.6   73.1    100    100       0     0     79   5
150,001 - 200,000              27    4,724,995    3.9    6.393    6.093   735  71 85.3   62.5   96.1   89.7    10.3     0     80   4
200,001 - 250,000              22    4,962,323    4.1    6.577    6.277   706  76 90.2   50.2    100    100       0     0     80   4
250,001 - 275,000               9    2,361,147      2    6.373    6.073   731  75  100   55.5    100    100       0     0     79   5
275,001 - 350,000              35   10,927,777    9.1    6.373    6.073   727  75 85.8   69.2    100   76.7    23.3     0     80   4
350,001 - 400,000               9    3,402,825    2.8     6.25     5.95   726  76  100   66.9    100     78      22     0     78   6
400,001 - 450,000              27   11,537,074    9.6    6.279    5.979   732  71 92.8   59.4   92.8   81.4    18.6     0     80   4
450,001 - 500,000              34   16,357,501   13.6    6.092    5.792   739  74 91.4   70.7   97.1   91.1     8.9     0     79   5
500,001 - 550,000              18    9,534,612    7.9     6.13     5.83   744  74 83.3   83.2   94.5   83.5    16.5     0     79   5
550,001 - 600,000              21   12,017,305     10    6.245    5.945   744  75 95.2   81.1   95.2   95.3     4.7     0     80   4
600,001 - 750,000              32   21,290,347   17.7    6.046    5.746   746  70 90.4   68.6   96.7   84.3    15.7     0     79   5
750,001 - 850,000               3    2,366,888      2    6.415    6.115   713  59  100     66    100    100       0     0     80   4
850,001 - 950,000               2    1,807,500    1.5     6.25     5.95   731  71  100   50.2    100    100       0     0     79   5
950,001 - 1,000,000            15   14,879,266   12.3    6.101    5.801   746  68 86.7   67.1   93.3   86.6    13.4     0     80   4
1,500,001 - 1,750,000           1    1,609,000    1.3    6.875    6.575   637  60  100    100    100    100       0     0     81   3
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

min: 76,480
max: 1,609,000
avg: 433,400

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7. Number of Units

Number of Units              Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1                             272  118,076,790     98    6.205    5.905   736  72 90.4   70.4   96.3   87.4    12.6     0     80  4
2                               6    2,408,384      2    6.862    6.562   731  80   86   11.6    100    100       0     0     80  4
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80  4

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8. Original Term

Original Term                Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
360                           278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

min: 360
max: 360
wa: 360

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

9. RemTerm

RemTerm                      Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
343                             1      618,000    0.5    5.375    5.075   799  78  100    100    100    100       0     0     67  17
347                             4    1,305,958    1.1     5.54     5.24   734  64  100    100    100    100       0     0     71  13
350                             3    1,470,546    1.2    5.418    5.118   762  76  100   67.4    100   65.3    34.7     0     74  10
351                             7    3,333,811    2.8    5.837    5.537   737  70 58.3   33.2    100    100       0     0     75   9
352                             7    2,807,497    2.3     6.05     5.75   728  81 90.2   91.2    100   94.4     5.6     0     76   8
353                            11    4,116,274    3.4    6.087    5.787   736  71 95.5     92   95.5   80.1    19.9     0     77   7
354                            32   14,537,026   12.1    6.262    5.962   741  72 89.9   62.2   95.2   79.6    20.4     0     78   6
355                            44   19,359,111   16.1    6.177    5.877   747  74 86.1   65.4   97.3   86.4    13.6     0     79   5
356                            53   26,638,873   22.1    6.111    5.811   743  70 91.9   71.7   98.4   90.1     9.9     0     80   4
357                            83   34,431,310   28.6    6.411    6.111   725  73 92.8   72.9     94   91.9     8.1     0     81   3
358                            30   10,371,768    8.6    6.346    6.046   716  72 90.6   57.9   95.1   77.2    22.8     0     82   2
359                             3    1,495,000    1.2    6.147    5.847   767  61  100   70.9    100    100       0     0     83   1
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

min: 343
max: 359
wa: 356

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10. Age

Age                          Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1                               3    1,495,000    1.2    6.147    5.847   767  61  100   70.9    100    100       0     0     83   1
2                              30   10,371,768    8.6    6.346    6.046   716  72 90.6   57.9   95.1   77.2    22.8     0     82   2
3                              83   34,431,310   28.6    6.411    6.111   725  73 92.8   72.9     94   91.9     8.1     0     81   3
4                              53   26,638,873   22.1    6.111    5.811   743  70 91.9   71.7   98.4   90.1     9.9     0     80   4
5                              44   19,359,111   16.1    6.177    5.877   747  74 86.1   65.4   97.3   86.4    13.6     0     79   5
6                              32   14,537,026   12.1    6.262    5.962   741  72 89.9   62.2   95.2   79.6    20.4     0     78   6
7                              11    4,116,274    3.4    6.087    5.787   736  71 95.5     92   95.5   80.1    19.9     0     77   7
8                               7    2,807,497    2.3     6.05     5.75   728  81 90.2   91.2    100   94.4     5.6     0     76   8
9                               7    3,333,811    2.8    5.837    5.537   737  70 58.3   33.2    100    100       0     0     75   9
10                              3    1,470,546    1.2    5.418    5.118   762  76  100   67.4    100   65.3    34.7     0     74  10
13                              4    1,305,958    1.1     5.54     5.24   734  64  100    100    100    100       0     0     71  13
17                              1      618,000    0.5    5.375    5.075   799  78  100    100    100    100       0     0     67  17
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

min: 1
max: 17
wa: 4

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11. States

States                       Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CA                             93   48,109,074   39.9    6.164    5.864   738  71 90.6   64.8   98.2     93       7     0     79   5
VA                             24   12,759,181   10.6    6.069    5.769   747  72   96   83.1   96.7   32.4    67.6     0     79   5
NJ                             20    7,441,139    6.2    6.374    6.074   739  77 89.7   64.1   98.8    100       0     0     80   4
CO                             23    6,195,387    5.1    6.292    5.992   724  72 97.8   72.1    100    100       0     0     79   5
FL                             15    6,055,654      5    6.432    6.132   732  69 97.1   70.2   67.9    100       0     0     80   4
MD                             12    5,783,397    4.8    6.143    5.843   745  72 94.9   61.8    100   88.5    11.5     0     79   5
IL                              9    5,343,957    4.4    6.506    6.206   705  67 79.6   70.2    100    100       0     0     81   3
AZ                             12    3,749,138    3.1    6.277    5.977   716  66 92.8   53.7    100    100       0     0     80   4
WA                             11    3,487,156    2.9    6.309    6.009   722  70   67   81.4    100    100       0     0     80   4
TX                              5    2,915,177    2.4    6.237    5.937   722  74  100   42.5    100    100       0     0     79   5
DC                              7    2,565,076    2.1    6.022    5.722   752  71 80.2    100    100   20.1    79.9     0     80   4
UT                              5    1,938,600    1.6     6.06     5.76   744  74  100   66.5   75.2    100       0     0     80   4
MA                              3    1,724,676    1.4    5.694    5.394   770  70  100   67.2    100   90.8     9.2     0     79   5
MI                              7    1,562,656    1.3    6.603    6.303   723  74 84.2   78.3    100    100       0     0     80   4
OR                              4    1,395,584    1.2    6.236    5.936   756  79  100   69.9    100    100       0     0     78   6
GA                              4    1,172,755      1    5.605    5.305   715  74 21.5    100    100    100       0     0     80   4
NY                              3    1,161,957      1    6.237    5.937   736  80 16.3   79.5    100    100       0     0     81   3
WI                              2      966,429    0.8    6.294    5.994   725  80  100    100    100    100       0     0     80   4
OH                              3      965,558    0.8    6.688    6.388   711  77  100   53.9    100    100       0     0     81   3
HI                              2      890,000    0.7    6.721    6.421   806  74  100    100   35.3    100       0     0     81   3
NC                              2      787,695    0.7    6.193    5.893   735  80  100    100    100    100       0     0     76   8
RI                              3      679,200    0.6    6.676    6.376   671  80  100   65.3    100    100       0     0     80   4
SC                              1      610,000    0.5    6.375    6.075   729  71  100    100    100    100       0     0     77   7
NV                              1      570,500    0.5      6.5      6.2   727  70  100      0    100    100       0     0     78   6
AL                              2      500,000    0.4    5.975    5.675   702  77  100    100    100    100       0     0     78   6
MN                              1      496,800    0.4    6.125    5.825   788  80  100      0    100    100       0     0     81   3
MO                              1      260,000    0.2    6.875    6.575   726  80  100    100    100    100       0     0     81   3
DE                              1      222,000    0.2    6.875    6.575   728  80  100    100    100    100       0     0     81   3
MS                              1       97,000    0.1        6      5.7   810  78  100    100    100    100       0     0     80   4
KY                              1       79,428    0.1    6.125    5.825   628  80    0    100    100    100       0     0     78   6
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

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

12. City

City                         Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CHICAGO                         4    3,113,269    2.6    6.611    6.311   682  68 65.1   80.6    100    100       0     0     81   3
LOS ANGELES                     6    2,894,765    2.4    6.178    5.878   755  69  100   56.8    100    100       0     0     80   4
WASHINGTON                      7    2,565,076    2.1    6.022    5.722   752  71 80.2    100    100   20.1    79.9     0     80   4
SAN JOSE                        4    2,409,620      2    6.226    5.926   741  74   76    100    100    100       0     0     79   5
ARLINGTON                       5    1,946,050    1.6    6.093    5.793   770  78  100   78.7   78.7      0     100     0     81   3
SAN CLEMENTE                    2    1,907,500    1.6    5.988    5.688   704  74  100    100    100    100       0     0     77   7
PIKESVILLE                      3    1,884,664    1.6    6.459    6.159   755  76  100   66.8    100    100       0     0     80   4
DENVER                          6    1,584,000    1.3    6.111    5.811   741  75  100   88.4    100    100       0     0     78   6
PHOENIX                         4    1,531,000    1.3    6.389    6.089   689  60  100   28.1    100    100       0     0     80   4
ASHBURN                         2    1,516,000    1.3    6.168    5.868   723  71  100    100    100      0     100     0     79   5
SAN FRANCISCO                   2    1,383,867    1.1    6.633    6.333   749  79  100     47    100      0     100     0     79   5
STOCKTON                        2    1,381,052    1.1    6.518    6.218   731  76  100   28.6    100    100       0     0     80   4
Other                         231   96,368,312     80    6.203    5.903   737  72 90.2   67.6   95.9   91.7     8.3     0     79   5
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

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13. Original LTV

Original LTV                 Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                 19    6,979,522    5.8    6.083    5.783   764  42 76.6   61.3    100   84.4    15.6     0     79   5
50.001 - 60.000                23   12,172,155   10.1      6.2      5.9   737  56 95.4   68.1   95.7     91       9     0     80   4
60.001 - 70.000                36   21,341,887   17.7    6.158    5.858   735  67 94.6   65.4   90.1   88.7    11.3     0     80   4
70.001 - 75.000                39   21,466,806   17.8    6.124    5.824   731  74 86.8   62.5   99.6   91.8     8.2     0     80   4
75.001 - 80.000               153   56,059,754   46.5    6.278    5.978   735  80 90.6   74.2     97   84.8    15.2     0     79   5
85.001 - 90.000                 8    2,465,051      2    6.636    6.336   704  90 92.8   75.3    100    100       0     0     79   5
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

min: 16.000
max: 90.000
wa: 71.932

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

14. Combined LTV

Combined LTV                 Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                 17    6,211,205    5.2    6.127    5.827   762  42 73.6   60.2    100   82.5    17.5     0     80   4
50.001 - 60.000                22   10,416,472    8.6    6.049    5.749   752  55 94.7   69.3     95   89.5    10.5     0     79   5
60.001 - 70.000                27   15,834,388   13.1    6.189    5.889   723  66 92.7   61.8     93   97.4     2.6     0     80   4
70.001 - 75.000                32   19,315,798     16    6.063    5.763   741  73 85.3   64.6   99.5   98.3     1.7     0     79   5
75.001 - 80.000                89   39,195,830   32.5    6.186    5.886   745  78 90.2   72.6   94.3   90.7     9.3     0     79   5
80.001 - 85.000                 3    1,049,150    0.9    5.854    5.554   725  79  100    100    100   64.1    35.9     0     78   6
85.001 - 90.000                39   15,411,509   12.8    6.418    6.118   710  77 92.4   71.1    100   69.2    30.8     0     80   4
90.001 - 95.000                38   10,490,207    8.7    6.564    6.264   714  79 95.6   67.6     96   78.9    21.1     0     80   4
95.001 - 100.000               11    2,560,615    2.1     6.48     6.18   747  80  100    100    100   63.4    36.6     0     80   4
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

min: 16.000
max: 100.000
wa: 75.916

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15. FICO

FICO                         Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
580 - 619                       1      207,947    0.2     5.75     5.45   614  70  100    100    100    100       0     0     71  13
620 - 649                      20    7,156,566    5.9    6.632    6.332   636  74 92.5    100    100   94.8     5.2     0     80   4
650 - 699                      50   19,041,228   15.8    6.419    6.119   681  74 91.9   73.9   92.5   87.6    12.4     0     80   4
700 - 749                      92   42,206,291     35    6.263    5.963   726  73 92.2   59.7    100   90.4     9.6     0     79   5
750 - 799                      99   45,735,657     38    6.039    5.739   774  70 88.1   68.2   97.4   84.3    15.7     0     79   5
800 - 819                      16    6,137,485    5.1    6.155    5.855   805  70 85.8   90.5   70.7   85.4    14.6     0     80   4
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

nzmin: 614
max: 813
nzwa: 736

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16. PMI

PMI                          Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                      270  118,020,123     98    6.209    5.909   736  72 90.3   69.1   96.3   87.4    12.6     0     80   4
Insured and OLTV > 80%          8    2,465,051      2    6.636    6.336   704  90 92.8   75.3    100    100       0     0     79   5
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

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17. Property Type

Property Type                Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CONDO                          37   13,782,039   11.4    6.239    5.939   730  75 88.8   82.2   88.7   56.6    43.4     0     80   4
LEASEHOLD                       1    1,000,000    0.8     5.75     5.45   736  74  100    100    100    100       0     0     77   7
PUD                            61   31,228,361   25.9    6.121    5.821   736  72 82.9   64.3   96.4     88      12     0     79   5
SINGLE FAMILY                 174   72,568,063   60.2    6.256    5.956   737  71 93.7   68.2   97.6   92.9     7.1     0     80   4
TOWNHOUSE                       5    1,906,710    1.6    6.443    6.143   710  76 87.5   76.7    100    100       0     0     80   4
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

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

18. Occupancy Code

Occupancy Code               Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                269  116,097,603   96.4    6.212    5.912   735  72 90.7   68.5    100   87.6    12.4     0     79   5
SECOND HOME                     9    4,387,571    3.6    6.382    6.082   762  72 79.9   88.5      0   90.5     9.5     0     80   4
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

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19. Purpose

Purpose                      Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                   83   31,144,657   25.8    6.369    6.069   721  69 93.5     83   98.3   93.7     6.3     0     80   4
CONSTRUCTION TO PERMANENT       1      618,000    0.5    5.375    5.075   799  78  100    100    100    100       0     0     67  17
PURCHASE                      119   59,497,356   49.4    6.139    5.839   744  75 87.3   66.6   93.5   80.8    19.2     0     80   4
RATE/TERM REFI                 75   29,225,161   24.3    6.234    5.934   733  68 92.8   59.1    100     95       5     0     80   4
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

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20. Documentation Type

Documentation Type           Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
ALT DOC                         2      654,955    0.5     6.25     5.95   790  53  100      0    100    100       0     0     81   3
FULL DOC                      188   83,356,617   69.2     6.17     5.87   732  72   89    100   95.3   85.7    14.3     0     79   5
LIMITED DOC                    88   36,473,601   30.3    6.327    6.027   742  71 93.3      0   98.6     92       8     0     80   4
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

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21. Index

Index                        Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR                    246  105,621,691   87.7    6.237    5.937   734  72 90.5   67.6   96.2    100       0     0     80   4
6 MO LIBOR                     32   14,863,483   12.3    6.081    5.781   745  72 88.8   80.4   97.2      0     100     0     80   4
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

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22. Margins

Margins                      Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1.875                           3    1,291,850    1.1    6.078    5.778   795  70  100   77.8   59.4    100       0     0     77   7
2.25                          182   70,529,686   58.5    6.272    5.972   731  72 91.3   63.3     96   79.3    20.7     0     79   5
2.75                           92   48,376,088   40.2    6.142    5.842   742  71 88.6   77.4   97.8    100       0     0     80   4
3.25                            1      287,550    0.2     6.25     5.95   739  80  100    100    100      0     100     0     81   3
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

min: 1.875
max: 3.250
wa: 2.449

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

23. Periodic Rate Caps

Periodic Rate Caps           Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
'2/2/5                          1      384,650    0.3      5.5      5.2   760  77  100    100    100    100       0     0     71  13
'4.75/2/5                       1      761,888    0.6      6.5      6.2   719  43  100    100    100    100       0     0     81   3
'5/1/5                         29   13,084,930   10.9    6.089    5.789   744  71 91.5   83.4   96.8      0     100     0     79   5
'5/2/5                        232  100,597,415   83.5    6.249    5.949   735  72 90.3   67.6   96.1    100       0     0     80   4
'6/2/6                         15    5,656,291    4.7    5.976    5.676   736  74 85.4   58.1    100   68.6    31.4     0     77   7
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

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24. Max Rate

Max Rate                     Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                24   12,126,965   10.1    5.415    5.115   759  70 80.9     89    100   88.5    11.5     0     78   6
10.501 - 11.000                50   25,250,950     21    5.852    5.552   745  70 82.2   74.3   94.6   83.5    16.5     0     80   4
11.001 - 11.500               113   52,578,315   43.6    6.289    5.989   743  72 94.1   67.2   97.1   86.8    13.2     0     80   4
11.501 - 12.000                72   25,182,225   20.9    6.681    6.381   703  73   95   63.9   96.7   93.5     6.5     0     80   4
12.001 - 12.500                17    4,318,452    3.6    6.916    6.616   712  81 89.5   54.9   84.6    100       0     0     79   5
12.501 - 13.000                 2    1,028,267    0.9     6.75     6.45   768  80  100      0    100   28.6    71.4     0     80   4
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

min: 10.125
max: 12.750
nzwa: 11.265

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25. Months to Roll

Months to Roll               Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
66 - 70                         1      618,000    0.5    5.375    5.075   799  78  100    100    100    100       0     0     67  17
71 - 75                        14    6,110,316    5.1    5.673    5.373   742  70 77.2   55.7    100   91.6     8.4     0     74  10
76 - 80                       147   67,458,780     56    6.158    5.858   743  72 89.9   69.9   97.3   86.4    13.6     0     79   5
81 - 85                       116   46,298,078   38.4    6.388    6.088   724  72 92.5   69.5   94.5   88.9    11.1     0     81   3
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

nzmin: 67
max: 83
nzwa: 80

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26. Prepayment Penalty Terms

Prepayment Penalty Terms     Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0                             273  118,623,635   98.5    6.222    5.922   735  72 90.5   69.9   96.3   87.6   12.4      0     80   4
36                              5    1,861,538    1.5     5.94     5.64   762  66 78.5   21.5    100   91.7    8.3      0     78   6
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7   12.3      0     80   4

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

27. Interest Only

Interest Only                Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
N                              29   11,648,337    9.7    5.947    5.647   745  71    0     79   92.4   85.8    14.2     0     79   5
Y                             249  108,836,836   90.3    6.247    5.947   735  72  100   68.1   96.8   87.9    12.1     0     80   4
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

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28. Interest Only Term

Interest Only Term           Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0                              29   11,648,337    9.7    5.947    5.647   745  71    0     79   92.4   85.8    14.2     0     79   5
84                            111   55,988,524   46.5    6.166    5.866   741  72  100   77.5   98.1    100       0     0     79   5
120                           138   52,848,312   43.9    6.333    6.033   728  72  100   58.3   95.4     75      25     0     80   4
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

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29. Silent Seconds

Silent Seconds               Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
N                             184   86,159,427   71.5     6.14     5.84   743  71 88.2   68.4   96.6   92.4     7.6     0     79   5
Y                              94   34,325,746   28.5    6.414    6.114   717  74 95.8   71.2   95.9   75.9    24.1     0     80   4
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

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30. Servicer

Servicer                     Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
HOMECOMINGS FINANCIAL
 NETWORK                      172   66,217,911     55    6.292     5.992  729  73 90.7   60.2   95.8   77.8     22.2    0     80   4
GMAC MORTGAGE CORPORATION      96   50,172,940   41.6    6.156     5.856  742  71 89.5   79.6   97.9   99.7      0.3    0     80   4
Other                          10    4,094,322    3.4    5.776     5.476  773  68 94.2   87.2   87.2    100        0    0     75   9
Total:                        278  120,485,174    100    6.218     5.918  736  72 90.3   69.2   96.4   87.7     12.3    0     80   4

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31. DTI

DTI                          Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
<= 5.000                        1      311,478    0.3      6.5      6.2   774  49    0    100    100      0     100     0     78   6
10.001 - 15.000                 3      854,078    0.7    5.727    5.427   760  70 79.6    100    100   79.6    20.4     0     77   7
15.001 - 20.000                 4    1,450,314    1.2    5.756    5.456   794  79 83.6   49.3    100    100       0     0     74  10
20.001 - 25.000                14    5,763,840    4.8     6.23     5.93   725  69 94.9   85.3    100   88.9    11.1     0     80   4
25.001 - 30.000                33   14,162,956   11.8    6.128    5.828   741  71 93.5   73.2   93.6   88.2    11.8     0     79   5
30.001 - 35.000                40   19,301,850     16    6.253    5.953   729  72 97.2   50.5   92.7   93.6     6.4     0     80   4
35.001 - 40.000                89   36,386,051   30.2    6.249    5.949   741  72 83.9   62.2   97.8   88.4    11.6     0     79   5
40.001 - 45.000                69   32,048,473   26.6    6.263    5.963   730  72 91.5   80.2     96   85.9    14.1     0     80   4
45.001 - 50.000                24    9,596,134      8    6.098    5.798   735  72   94   78.2    100   78.3    21.7     0     80   4
50.001 - 55.000                 1      610,000    0.5    6.375    6.075   729  71  100    100    100    100       0     0     77   7
Total:                        278  120,485,174    100    6.218    5.918   736  72 90.3   69.2   96.4   87.7    12.3     0     80   4

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                                                                 8/16/2006 16:45

Information and statistical data herein contained are from sources which The Goldman Sachs Group, Inc. or any of its affiliates ("Goldman Sachs"), believes to be reliable, and does not guarantee its accuracy or completeness. All computational information is subject to change, is for hypothetical purposes only and does not guarantee future results. To the extent securities are discussed herein, Goldman Sachs may have acted as an underwriter, have a position, make a market, purchase or sell the same on a principal basis, or as agent. This is not a solicitation of any order to buy or sell.

Goldman, Sachs & Co.
RFMSI 2006-SA2
Cut-Off Balances
AMORT ss '10'

Selection Criteria: AMORT ss '10'
Table of Contents

1. Summary
2. Loan Type
3. Current Rate
4. Net Rate
5. Conforming
6. Principal Balance
7. Number of Units
8. Original Term
9. RemTerm
10. Age
11. States
12. City
13. Original LTV
14. Combined LTV
15. FICO
16. PMI
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Index
22. Margins
23. Periodic Rate Caps
24. Max Rate
25. Months to Roll
26. Prepayment Penalty Terms
27. Interest Only
28. Interest Only Term
29. Silent Seconds
30. Servicer
31. DTI

1. Summary

As of Date: 2006-08-01
Loan Count: 200
Current Balance: 110,719,845
Average Current Balance: 553,599
Gross Weighted Average Coupon: 6.191
Net Weighted Average Coupon: 5.891
Weighted Average Gross Margin: 2.552
Weighted Average Net Margin: 2.252
Weighted Average FICO: 746.349
Weighted Average Original LTV Ratio: 69.049
Weighted Average Combined Original LTV Ratio: 70.085
Weighted Average Debt to Income Ratio: 36.782
Percent of Current Balance in California: 45.567%
Weighted Average Loan Age: 5
Percent of Current Balance with Silent Seconds: 7.858%
Weighted Average Original Term: 360
Weighted Average Maturity: 355
Weighted Average Initial Cap: 5.103
Weighted Average Periodic Cap: 1.952
Weighted Average Life Cap: 5.081
Weighted Average Maximum Rate: 11.247
Weighted Average Months To Roll: 115
Maximum Percent of Current Balance in one Zip Code: 1.823%

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

2. Loan Type

Loan Type                    Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
10 YR ARM                     200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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3. Current Rate

Current Rate                 Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
4.751 - 5.000                   1      616,360    0.6        5      4.7   779  80    0    100    100    100       0      0   110  10
5.001 - 5.250                   1      587,951    0.5    5.125    4.825   764  78    0    100    100    100       0      0   102  18
5.251 - 5.500                   5    2,920,881    2.6    5.491    5.191   773  63  100   74.6   92.9   81.7    18.3      0   116   4
5.501 - 5.750                  20   14,178,660   12.8    5.728    5.428   735  70 84.6   88.6    100   88.4    11.6      0   114   6
5.751 - 6.000                  31   18,259,459   16.5    5.927    5.627   750  67 75.3   82.5   97.2     87      13      0   114   6
6.001 - 6.250                  67   34,396,063   31.1    6.213    5.913   753  70 98.9   64.7   92.3     91       9      0   115   5
6.251 - 6.500                  51   26,646,728   24.1    6.416    6.116   748  70 94.2   78.8   93.8     74    24.4    1.6   116   4
6.501 - 6.750                  15    7,047,152    6.4    6.663    6.363   737  67 97.9   43.2   93.8   71.1    28.9      0   116   4
6.751 - 7.000                   7    4,869,592    4.4     6.88     6.58   707  61 89.8   83.7     70   90.8     9.2      0   116   4
7.001 - 7.250                   1      650,000    0.6    7.125    6.825   699  73  100      0    100    100       0      0   116   4
7.251 - 7.500                   1      546,998    0.5      7.5      7.2   762  73  100      0    100    100       0      0   117   3
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

min: 5.000
max: 7.500
wa: 6.191

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4. Net Rate

Net Rate                     Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 4.750                   1      616,360    0.6        5      4.7   779  80    0    100    100    100       0      0   110  10
4.751 - 5.000                   1      587,951    0.5    5.125    4.825   764  78    0    100    100    100       0      0   102  18
5.001 - 5.250                   5    2,920,881    2.6    5.491    5.191   773  63  100   74.6   92.9   81.7    18.3      0   116   4
5.251 - 5.500                  20   14,178,660   12.8    5.728    5.428   735  70 84.6   88.6    100   88.4    11.6      0   114   6
5.501 - 5.750                  31   18,259,459   16.5    5.927    5.627   750  67 75.3   82.5   97.2     87      13      0   114   6
5.751 - 6.000                  67   34,396,063   31.1    6.213    5.913   753  70 98.9   64.7   92.3     91       9      0   115   5
6.001 - 6.250                  51   26,646,728   24.1    6.416    6.116   748  70 94.2   78.8   93.8     74    24.4    1.6   116   4
6.251 - 6.500                  15    7,047,152    6.4    6.663    6.363   737  67 97.9   43.2   93.8   71.1    28.9      0   116   4
6.501 - 6.750                   7    4,869,592    4.4     6.88     6.58   707  61 89.8   83.7     70   90.8     9.2      0   116   4
6.751 - 7.000                   1      650,000    0.6    7.125    6.825   699  73  100      0    100    100       0      0   116   4
7.001 - 7.250                   1      546,998    0.5      7.5      7.2   762  73  100      0    100    100       0      0   117   3
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

min: 4.700
max: 7.200
wa: 5.891

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

5. Conforming

Conforming                   Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CONFORMING                     42   13,769,370   12.4    6.291    5.991   744  65 90.9   51.7   98.5   58.3    41.7      0   114   6
NON CONFORMING                158   96,950,475   87.6    6.176    5.876   747  70 90.5   76.6   93.1   88.3    11.2    0.4   115   5
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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6. Principal Balance

Principal Balance            Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
100,001 - 150,000               1      148,810    0.1    6.625    6.325   726  80    0    100    100      0     100      0   113   7
150,001 - 200,000               6    1,091,434      1    6.571    6.271   735  57  100   49.2    100   50.1    49.9      0   115   5
200,001 - 250,000               3      685,424    0.6    5.981    5.681   756  71  100   69.6   69.6   66.2    33.8      0   112   8
250,001 - 275,000               2      530,992    0.5    6.061    5.761   757  80  100    100    100     51      49      0   114   6
275,001 - 350,000              10    3,131,058    2.8    6.274    5.974   741  64  100   69.6    100   40.3    59.7      0   115   5
350,001 - 400,000              13    5,014,652    4.5    6.291    5.991   764  62 78.1   46.4    100   54.6    45.4      0   113   7
400,001 - 450,000              26   11,280,690   10.2     6.29     5.99   738  70 96.1   61.9   92.1   84.6    11.6    3.8   116   4
450,001 - 500,000              31   14,922,510   13.5    6.211    5.911   748  70 87.3   63.9   96.9     80      20      0   114   6
500,001 - 550,000              24   12,549,801   11.3     6.17     5.87   748  76 87.6   87.2   91.6   95.7     4.3      0   115   5
550,001 - 600,000              20   11,502,956   10.4      6.2      5.9   754  73 94.9   84.8     95   84.6    15.4      0   115   5
600,001 - 750,000              39   25,938,356   23.4    6.187    5.887   748  70 89.8   69.5   94.9   92.4     7.6      0   115   5
750,001 - 850,000               5    3,933,300    3.6    6.302    6.002   743  64  100   20.8    100   80.2    19.8      0   116   4
850,001 - 950,000               6    5,391,215    4.9    5.896    5.596   726  72   83   83.6    100    100       0      0   114   6
950,001 - 1,000,000            11   10,861,813    9.8    6.078    5.778   750  62  100    100   91.2     82      18      0   116   4
1,000,001 - 1,250,000           2    2,274,334    2.1    5.815    5.515   730  50 48.4    100    100    100       0      0   108  12
1,250,001 - 1,500,000           1    1,462,500    1.3    6.875    6.575   714  65  100    100      0    100       0      0   116   4
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

min: 148,810
max: 1,462,500
avg: 553,599

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7. Number of Units

Number of Units              Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1                             198  109,838,639   99.2     6.19     5.89   746  69 90.8   73.6   93.7   84.8    14.8    0.4   115   5
2                               1      505,000    0.5    6.125    5.825   746  65  100    100    100    100       0      0   114   6
4                               1      376,205    0.3    6.375    6.075   744  58    0      0    100      0     100      0   113   7
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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8. Original Term

Original Term                Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
360                           200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

min: 360
max: 360
wa: 360

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

9. RemTerm

RemTerm                      Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
340                             1    1,174,334    1.1    5.875    5.575   724  44    0    100    100    100       0      0   100  20
342                             1      587,951    0.5    5.125    4.825   764  78    0    100    100    100       0      0   102  18
348                             4    2,645,518    2.4     5.75     5.45   727  77 62.1    100    100    100       0      0   108  12
350                             2      824,841    0.7    5.095    4.795   769  80 25.3   74.7   74.7    100       0      0   110  10
351                             2    1,418,274    1.3    5.875    5.575   763  75    0    100    100    100       0      0   111   9
352                            13    6,080,700    5.5    6.109    5.809   738  73 57.1   85.5    100   93.5     6.5      0   112   8
353                            29   12,104,184   10.9    6.253    5.953   756  67 83.3   52.1   92.1   28.1    71.9      0   113   7
354                             7    3,526,134    3.2    6.267    5.967   758  70 89.6   89.6    100    100       0      0   114   6
355                            33   18,015,338   16.3    6.082    5.782   738  70  100   61.3   97.4     81    16.6    2.4   115   5
356                            63   37,256,365   33.6    6.294    5.994   743  69 98.2   71.2   88.4   89.4    10.6      0   116   4
357                            33   19,274,674   17.4     6.26     5.96   751  66  100   77.3   97.3    100       0      0   117   3
358                            11    7,251,611    6.5    6.144    5.844   759  72  100    100   93.8   91.7     8.3      0   118   2
359                             1      559,920    0.5    6.375    6.075   741  80  100    100    100    100       0      0   119   1
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

min: 340
max: 359
wa: 355

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10. Age

Age                          Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1                               1      559,920    0.5    6.375    6.075   741  80  100    100    100    100       0      0   119   1
2                              11    7,251,611    6.5    6.144    5.844   759  72  100    100   93.8   91.7     8.3      0   118   2
3                              33   19,274,674   17.4     6.26     5.96   751  66  100   77.3   97.3    100       0      0   117   3
4                              63   37,256,365   33.6    6.294    5.994   743  69 98.2   71.2   88.4   89.4    10.6      0   116   4
5                              33   18,015,338   16.3    6.082    5.782   738  70  100   61.3   97.4     81    16.6    2.4   115   5
6                               7    3,526,134    3.2    6.267    5.967   758  70 89.6   89.6    100    100       0      0   114   6
7                              29   12,104,184   10.9    6.253    5.953   756  67 83.3   52.1   92.1   28.1    71.9      0   113   7
8                              13    6,080,700    5.5    6.109    5.809   738  73 57.1   85.5    100   93.5     6.5      0   112   8
9                               2    1,418,274    1.3    5.875    5.575   763  75    0    100    100    100       0      0   111   9
10                              2      824,841    0.7    5.095    4.795   769  80 25.3   74.7   74.7    100       0      0   110  10
12                              4    2,645,518    2.4     5.75     5.45   727  77 62.1    100    100    100       0      0   108  12
18                              1      587,951    0.5    5.125    4.825   764  78    0    100    100    100       0      0   102  18
20                              1    1,174,334    1.1    5.875    5.575   724  44    0    100    100    100       0      0   100  20
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

min: 1
max: 20
wa: 5

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

11. States

States                       Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CA                             95   50,452,042   45.6    6.174    5.874   747  70 87.2   70.4   98.1   77.9    21.3    0.9   115   5
NJ                             11    7,363,883    6.7    6.058    5.758   748  61 90.2   82.6   91.2    100       0      0   116   4
VA                             10    5,643,470    5.1    6.162    5.862   757  75  100   84.9    100   67.4    32.6      0   117   3
FL                              8    5,579,116      5    6.399    6.099   746  58  100   82.1   65.5     91       9      0   116   4
AZ                              9    4,844,806    4.4    6.413    6.113   744  72  100   56.2    100   93.4     6.6      0   116   4
NY                              6    4,726,624    4.3    6.028    5.728   718  67 63.8    100    100    100       0      0   111   9
MD                              8    4,372,222    3.9    6.125    5.825   740  69 91.8   79.7     78     71      29      0   114   6
IL                              6    3,251,034    2.9    6.251    5.951   754  73  100   73.4    100    100       0      0   116   4
TX                              4    2,585,402    2.3    6.146    5.846   716  70 94.2   69.3    100   94.2     5.8      0   111   9
MT                              4    2,449,125    2.2    6.375    6.075   780  62  100   76.3   57.9    100       0      0   117   3
OR                              5    2,348,600    2.1    6.295    5.995   767  77  100   81.6    100     92       8      0   116   4
NC                              4    2,095,871    1.9    5.771    5.471   757  74 71.9    100    100    100       0      0   112   8
WA                              4    1,909,246    1.7    6.151    5.851   721  78 73.6   76.4    100    100       0      0   115   5
MA                              3    1,604,800    1.4    6.159    5.859   768  67  100    100   58.9    100       0      0   116   4
MN                              3    1,298,481    1.2    6.529    6.229   710  71  100      0   83.9    100       0      0   115   5
DC                              3    1,271,600    1.1    6.347    6.047   721  67  100   69.1    100      0     100      0   113   7
PA                              2    1,132,079      1    6.303    6.003   745  70  100      0    100    100       0      0   116   4
OH                              1      854,993    0.8    5.625    5.325   736  78  100    100    100    100       0      0   116   4
AR                              1      705,000    0.6     6.25     5.95   757  78  100      0    100    100       0      0   115   5
MI                              2      696,000    0.6    5.689    5.389   768  68  100    100    100    100       0      0   115   5
CO                              1      680,000    0.6        6      5.7   778  74  100    100    100    100       0      0   118   2
LA                              1      650,000    0.6    7.125    6.825   699  73  100      0    100    100       0      0   116   4
HI                              1      588,000    0.5    6.375    6.075   715  80  100      0    100    100       0      0   116   4
NV                              1      560,000    0.5     6.25     5.95   766  78  100    100    100    100       0      0   117   3
TN                              1      539,657    0.5      6.5      6.2   810  80  100    100      0    100       0      0   116   4
WI                              1      524,000    0.5    6.375    6.075   781  58  100    100    100    100       0      0   116   4
KS                              1      500,800    0.5     6.25     5.95   774  80  100    100    100    100       0      0   115   5
NH                              1      500,000    0.5    6.375    6.075   769  35  100    100    100    100       0      0   116   4
CT                              1      372,000    0.3     6.25     5.95   774  65  100      0    100      0     100      0   113   7
AL                              1      350,000    0.3    6.375    6.075   748  54  100    100    100    100       0      0   116   4
GA                              1      270,992    0.2        6      5.7   714  80  100    100    100    100       0      0   115   5
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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12. City

City                         Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO                   4    2,640,462    2.4    6.332    6.032   738  72 81.2    100    100   75.4    24.6      0   116   4
SAN DIEGO                       4    2,460,935    2.2    5.978    5.678   775  70  100    100    100    100       0      0   116   4
HOUSTON                         3    2,436,592    2.2    6.117    5.817   715  69  100   67.4    100    100       0      0   111   9
SAN LUIS OBISPO                 4    2,331,996    2.1    6.164    5.864   779  71  100    100    100    100       0      0   116   4
BIG SKY                         3    2,018,271    1.8    6.428    6.128   783  60  100   71.3     49    100       0      0   117   3
SIMI VALLEY                     3    1,742,760    1.6      5.5      5.2   780  72 64.6   71.6    100   71.6    28.4      0   113   7
MORGAN HILL                     2    1,710,000    1.5     5.86     5.56   750  79  100   55.9    100    100       0      0   117   3
NAPLES                          1    1,462,500    1.3    6.875    6.575   714  65  100    100      0    100       0      0   116   4
SCOTTSDALE                      2    1,432,558    1.3    6.298    5.998   724  71  100   38.2    100    100       0      0   116   4
LIVERMORE                       3    1,408,000    1.3    6.051    5.751   745  75  100   68.2    100   68.2    31.8      0   114   6
WASHINGTON                      3    1,271,600    1.1    6.347    6.047   721  67  100   69.1    100      0     100      0   113   7
CORONADO                        2    1,180,000    1.1        6      5.7   805  34  100      0    100      0     100      0   113   7
Other                         166   88,624,170     80    6.199    5.899   745  69 89.4   73.1     95   85.3    14.2    0.5   115   5
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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13. Original LTV

Original LTV                 Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                 21   11,796,641   10.7     6.25     5.95   750  39   90   60.5   94.5   77.9    22.1      0   114   6
50.001 - 60.000                20   11,930,246   10.8    6.004    5.704   747  56 96.8   83.5    100   89.9    10.1      0   116   4
60.001 - 70.000                38   21,734,711   19.6    6.266    5.966   745  66 96.9   59.6   91.2   83.1    16.9      0   116   4
70.001 - 75.000                40   22,795,958   20.6    6.311    6.011   738  74 86.7   69.5    100   86.6    13.4      0   115   5
75.001 - 80.000                81   42,462,288   38.4    6.123    5.823   751  80 87.7   83.6   89.7   84.6    14.4      1   115   5
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

min: 27.000
max: 80.000
wa: 69.049

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

14. Combined LTV

Combined LTV                 Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                 21   11,796,641   10.7     6.25     5.95   750  39   90   60.5   94.5   77.9    22.1      0   114   6
50.001 - 60.000                18   10,480,246    9.5    6.018    5.718   748  56 96.4   81.2    100   88.5    11.5      0   116   4
60.001 - 70.000                38   21,417,530   19.3    6.284    5.984   744  66  100     59   91.1     86      14      0   116   4
70.001 - 75.000                38   21,598,458   19.5    6.285    5.985   738  74   86   70.8    100   85.9    14.1      0   115   5
75.001 - 80.000                72   38,844,254   35.1    6.102    5.802   751  79 85.2   83.2   88.8   88.2    10.7    1.1   115   5
85.001 - 90.000                 8    4,732,306    4.3    6.316    6.016   743  79  100   76.8    100   57.3    42.7      0   115   5
90.001 - 95.000                 3    1,512,600    1.4    6.041    5.741   756  78  100    100    100   82.8    17.2      0   112   8
95.001 - 100.000                2      337,810    0.3    6.625    6.325   741  80 55.9    100    100      0     100      0   113   7
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

min: 27.000
max: 100.000
wa: 70.085

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15. FICO

FICO                         Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
620 - 649                       2      962,328    0.9    5.984    5.684   648  64 46.8   53.2    100    100       0      0   114   6
650 - 699                      21   11,451,990   10.3    6.369    6.069   682  69 93.7   62.1    100   85.7    14.3      0   116   4
700 - 749                      78   43,834,704   39.6    6.171    5.871   726  69 93.8   70.8   96.2   87.6    12.4      0   115   5
750 - 799                      85   46,642,525   42.1    6.186    5.886   774  71   86   79.7   91.8   83.9    15.1    0.9   115   5
800 - 819                      14    7,828,298    7.1     6.09     5.79   805  58  100   71.2   81.5   68.2    31.8      0   116   4
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

nzmin: 646
max: 814
nzwa: 746

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16. PMI

PMI                          Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                      200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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17. Property Type

Property Type                Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CONDO                          18    9,830,146    8.9    6.411    6.111   754  67 94.9   70.5   63.4   76.7    18.9    4.4   115   5
PUD                            51   28,435,589   25.7    6.161    5.861   749  68   92   82.1   96.3   85.4    14.6      0   115   5
SINGLE FAMILY                 127   70,075,510   63.3    6.173    5.873   744  70   89   69.5   96.8   86.1    13.9      0   115   5
TOWNHOUSE                       4    2,378,600    2.1    6.139    5.839   736  59  100    100    100   63.1    36.9      0   116   4
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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

18. Occupancy Code

Occupancy Code               Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                189  103,793,025   93.7    6.178    5.878   745  69 89.9   73.1    100   83.6      16    0.4   115   5
SECOND HOME                    11    6,926,820    6.3    6.382    6.082   771  72  100   79.2      0    100       0      0   116   4
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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19. Purpose

Purpose                      Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                   77   40,658,249   36.7    6.239    5.939   738  66   90   78.4    100   83.2    16.8      0   115   5
PURCHASE                       85   49,116,686   44.4    6.112    5.812   754  74   89   83.9   87.2   86.2      13    0.9   115   5
RATE/TERM REFI                 38   20,944,910   18.9     6.28     5.98   745  64 95.3   39.7   96.9   83.5    16.5      0   115   5
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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20. Documentation Type

Documentation Type           Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
FULL DOC                      142   81,382,012   73.5    6.144    5.844   750  70   88    100   93.3   90.2     9.2    0.5   115   5
LIMITED DOC                    58   29,337,833   26.5    6.319    6.019   737  66 97.5      0   95.1   68.9    31.1      0   115   5
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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21. Index

Index                        Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR                    162   93,653,890   84.6    6.178    5.878   745  69 90.5   78.4   92.6    100       0      0   115   5
1YR CMT                         1      432,000    0.4    6.375    6.075   751  80  100    100    100      0       0    100   115   5
6 MO LIBOR                     37   16,633,955     15    6.258    5.958   754  68 90.7   45.2    100      0     100      0   114   6
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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22. Margins

Margins                      Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1.875                           4    1,730,949    1.6    6.355    6.055   768  73  100    100   68.8    100       0      0   116   4
2.25                           83   40,236,532   36.3    6.147    5.847   749  70   74   69.4   98.3   58.7    41.3      0   113   7
2.5                             1    1,000,000    0.9     5.85     5.55   728  66  100    100    100    100       0      0   118   2
2.75                          112   67,752,364   61.2    6.218    5.918   744  69  100   74.9   91.6   99.4       0    0.6   116   4
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

min: 1.875
max: 2.750
wa: 2.552

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

23. Periodic Rate Caps

Periodic Rate Caps           Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
'5/1/5                         11    5,287,309    4.8    6.117    5.817   762  71 93.3   76.1    100      0     100      0   115   5
'5/2/0                          1      482,892    0.4    5.625    5.325   765  77  100      0    100    100       0      0   115   5
'5/2/5                        162   93,581,749   84.5    6.187    5.887   745  69 90.5   78.9   92.6   98.5       1    0.5   115   5
'6/2/6                         26   11,367,896   10.3    6.277    5.977   748  65 89.5     31    100    8.8    91.2      0   114   6
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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24. Max Rate

Max Rate                     Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
<= 8.000                        1      482,892    0.4    5.625    5.325   765  77  100      0    100    100       0      0   115   5
9.501 - 10.000                  1      616,360    0.6        5      4.7   779  80    0    100    100    100       0      0   110  10
10.001 - 10.500                 6    3,508,832    3.2     5.43     5.13   772  66 83.2   78.8   94.1   84.8    15.2      0   114   6
10.501 - 11.000                45   28,775,796     26    5.837    5.537   741  70   79   90.2   98.2   93.6     6.4      0   114   6
11.001 - 11.500               103   54,890,237   49.6    6.295    5.995   751  70 97.2   77.2   92.2   92.9     6.3    0.8   116   4
11.501 - 12.000                21   13,060,266   11.8    6.564    6.264   734  61 91.1   59.7   85.4   79.9    20.1      0   116   4
12.001 - 12.500                17    7,349,552    6.6     6.51     6.21   745  69 94.9   11.8    100   16.3    83.7      0   114   6
12.501 - 13.000                 6    2,035,910    1.8    6.625    6.325   726  73 92.7   48.5    100      0     100      0   114   6
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

min: 0.000
max: 12.625
nzwa: 11.296

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25. Months to Roll

Months to Roll               Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
96 - 100                        1    1,174,334    1.1    5.875    5.575   724  44    0    100    100    100       0      0   100  20
101 - 105                       1      587,951    0.5    5.125    4.825   764  78    0    100    100    100       0      0   102  18
106 - 110                       6    3,470,359    3.1    5.594    5.294   737  78 53.3     94     94    100       0      0   108  12
111 - 115                      83   40,695,151   36.8    6.137    5.837   746  70 84.2   65.6   96.5   70.3    28.6    1.1   114   6
116 - 120                     109   64,792,049   58.5    6.272    5.972   747  69   99   76.7   91.8   92.3     7.7      0   117   3
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

nzmin: 100
max: 119
nzwa: 115

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26. Prepayment Penalty Terms

Prepayment Penalty Terms     Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0                             189  105,718,081   95.5    6.192    5.892   746  70 90.6   75.9   93.4   87.6    11.9    0.4   115   5
36                             10    4,001,764    3.6    6.237    5.937   756  52 86.9    3.7    100      0     100      0   113   7
60                              1    1,000,000    0.9     5.85     5.55   728  66  100    100    100    100       0      0   118   2
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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

27. Interest Only

Interest Only                Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
N                              19   10,468,264    9.5    5.901    5.601   747  72    0   92.9    100   85.2    14.8      0   110  10
Y                             181  100,251,581   90.5    6.221    5.921   746  69  100   71.5   93.1   84.5      15    0.4   116   4
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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28. Interest Only Term

Interest Only Term           Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0                              19   10,468,264    9.5    5.901    5.601   747  72    0   92.9    100   85.2    14.8      0   110  10
120                           180   99,716,781   90.1    6.225    5.925   747  69  100   71.9   93.1     85    14.6    0.4   116   4
132                             1      534,800    0.5      5.5      5.2   695  70  100      0    100      0     100      0   115   5
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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29. Silent Seconds

Silent Seconds               Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
N                             184  102,019,948   92.1    6.193    5.893   746  69 90.5   72.3   93.2   86.5    13.1    0.4   115   5
Y                              16    8,699,897    7.9    6.168    5.868   747  74 90.6   87.4    100   62.2    37.8      0   115   5
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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30. Servicer

Servicer                     Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
HOMECOMINGS FINANCIAL
   NETWORK                     62   27,477,145   24.8    6.174    5.874   754  69 85.4   57.5   99.2   37.9    60.5    1.6   114   6
GMAC MORTGAGE CORPORATION     128   77,378,525   69.9    6.196    5.896   745  69 91.6     78     92    100       0      0   115   5
Other                          10    5,864,175    5.3    6.195    5.895   732  74  100   88.9   90.8    100       0      0   114   6
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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

31. DTI

DTI                          Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 15.000                 6    2,949,481    2.7    6.152    5.852   776  72  100   58.3     55   66.3    33.7      0   115   5
15.001 - 20.000                 5    3,433,077    3.1    5.922    5.622   758  67 48.7    100   59.2    100       0      0   107  13
20.001 - 25.000                 8    5,277,504    4.8    6.326    6.026   734  67 90.9   90.8   72.3   83.4    16.6      0   115   5
25.001 - 30.000                28   16,246,520   14.7    6.076    5.776   748  68   82   71.5    100   88.5    11.5      0   115   5
30.001 - 35.000                28   13,853,197   12.5    6.235    5.935   755  69 90.4     79   96.8   79.1    20.9      0   115   5
35.001 - 40.000                47   24,709,653   22.3    6.293    5.993   737  69   98   55.9   95.5   87.7    12.3      0   115   5
40.001 - 45.000                52   28,960,155   26.2    6.138    5.838   751  71 90.3   79.3     96   82.9    15.6    1.5   115   5
45.001 - 50.000                25   14,766,257   13.3    6.221    5.921   737  67 95.6   78.4    100   83.5    16.5      0   116   5
55.001 - 60.000                 1      524,000    0.5    6.375    6.075   781  58  100    100    100    100       0      0   116   4
Total:                        200  110,719,845    100    6.191    5.891   746  69 90.5   73.5   93.7   84.6      15    0.4   115   5

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                                                                 8/16/2006 16:45

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